                              SUBLEASE AGREEMENT
                         195 SOUTH MILPITAS BOULEVARD
                             MILPITAS, CALIFORNIA

     This Sublease (hereinafter the "Sublease") is made and entered into by and between GENERAL SIGNAL CORPORATION, a New York corporation (hereinafter "Sublessor"), and CONNER PERIPHERALS, INC. a Delaware corporation (hereinafter "Sublessee") for the Premises hereinafter described. Sublessor is the Tenant, as successor in interest to Telecommunications Technology, Inc. ("TTI"), under that certain Net Lease Agreement for the Premises between the Bryan Family Partnership II, Ltd. (the ultimate successor in interest to CAMSI II, a California general partnership), as Landlord, and TTI, as Tenant, dated December 20, 1985, as supplemented and amended by that certain Addendum to the Net Lease Agreement, that certain First amendment to Lease dated October 24, 1986, and that certain Second Amendment to Lease dated September 30, 1988, a copy of which is attached hereto as Exhibit "X" to the Sublease (hereinafter the "Master Lease"). The Bryan Family Partnership II, Ltd., Landlord under the Master
Lease, is hereinafter referred to as the "Master Lessor". Sublessor hereby leases to Sublessee and Sublessee hereby hires from Sublessor the Premises for the term and on and subject to the terms, conditions, covenants and agreements hereinafter set forth.

     1. Premises. The Premises shall consist of that certain approximately Seventy-Seven Thousand Two Hundred (77,200) square foot building located in the City of Milpitas, County of Santa Clara, State of California, shown cross-hatched on Exhibit "Y" attached hereto and incorporated herein by this reference, and commonly referred to as 195 South Milpitas Boulevard. Sublessee also shall have the following appurtenant rights with respect to the real property on which the Premises are located, which is described in Exhibit "Z" attached hereto and incorporated herein by this reference (hereinafter the "Common Area"): (i) the exclusive right to use the parking spaces located in the Common Area (the location of which may be redesignated from time to time by the Master Lessor without affecting Sublessee's obligations under this Sublease); and (ii) such other rights as are necessary and convenient to Sublessee's use and possession of the Premises or performance of Sublessee's obligations under this Sublease. (Notwithstanding the number of parking spaces existing as of the commencement of the Term of this Sublease, in the event by reason of any rule, regulation, order, law, statute or ordinance of any governmental or quasi-governmental authority relating to or affecting parking on the Common Area, or any other cause beyond the Master Lessor's reasonable control, the Master Lessor is required to reduce the number of parking spaces on the Common Area, the Master Lessor shall have the right to proportionately reduce the number of parking spaces available for Sublessee's exclusive use without affecting Sublessee's obligations under this Sublease.) In addition, Sublessee shall have a non-exclusive easement for vehicular ingress and egress in and over the paved roadways in the Common Area and pedestrian ingress and egress in and over the Common Area. Except for the right of Sublessor and/or Master Lessor to enter upon and use the Common Area as may be necessary for the performance of their respective obligations under this Sublease and/or the Master Lease, and subject to conditions, covenants, restrictions, easements and encumbrances of record, Sublessee shall have the exclusive right to use the Common Area; provided, however, that Sublessee's rights to use that portion of the Common Area marked by the dashed lines on Exhibit "Y" shall be subject to the terms and conditions of that certain Deed from Beatrice C. Wrigley to the City and County of San Francisco dated October 31, 1949, and recorded November 14, 1949, Book 1875, Page 312 of the Official Records, Santa Clara County and that certain San Francisco Water Department Land Use Permit by and between the City and County of San Francisco and Master Lessor's predecessor in interest, dated

June 21, 1984 and recorded July 3, 1984 at Book I 692, Pages 502-509 of the Official Records, Santa Clara County. Sublessor and Sublessee acknowledge and agree that the building referred to in the Master Lease as 185 South Milpitas Boulevard and the building commonly referred to as 195 South Milpitas Boulevard are one and the same and said building constitutes the Premises under this Sublease. Sublessor and the Sublessee also agree that the information printed on Exhibit "Y" regarding the Premises is for reference only and does not constitute a representation or warranty by Sublessor as to the accuracy of such information.

  2. Term. Subject to the condition precedent in Paragraph 12 of this Sublease, the Term of this Sublease shall commence on the date Sublessor delivers possession of the Premises to Sublessee (and Sublessor shall deliver possession of the Premises to Sublessee promptly upon satisfaction of the condition precedent in Paragraph 12), and, unless sooner terminated as hereinafter provided, shall end on April 27, 1996.

  3. Rent. Sublessee shall pay to Sublessor as basic rent ("Rent") for the Premises the sum of Fifty Seven Thousand Nine Hundred Dollars ($57,900.00) per month. The Rent shall be due and payable in advance on or before the first day of each and every calendar month during the Term of this Sublease, shall be paid to Sublessor at the address designated in this Sublease for notices to Sublessor, or at such other address as Sublessor shall designate in writing, and shall be paid in lawful money of the United States without deduction, offset, prior notice or demand. The Rent shall be pro-rated for any partial month during the Term of the Sublease. The foregoing notwithstanding, the Rent for the first month, or partial month, of the Term of the Sublease shall be payable on the commencement date of this Sublease.

  4. Additional Rent. In addition to the Rent payable by Sublessee during the Term of this Sublease, from and after the commencement date of the Sublease, Sublessee shall pay to Sublessor (unless Sublessor otherwise directs Sublessee in writing) as Additional Rent, at the times specified in and otherwise in accordance with the terms of the Master Lease, all Taxes (as defined in the Master Lease), insurance premiums, charges for Services (as defined in the Master Lease), maintenance costs, Operating Expenses (as defined in the Master Lease), and other charges, costs and expenses that Sublessor is required to pay under the Master Lease, it being understood and agreed by Sublessor and Sublessee that this Sublease is to be a net lease as to Sublessor and that Sublessee, therefore, shall pay any and all amounts and shall perform all acts which Sublessor is obligated to pay and/or perform under the Master Lease (except for the difference between the basic Rent payable by Sublessee under this Sublease and the basic Rent payable by Sublessor under the Master Lease or amounts Sublessor may become obligated to pay by reason of a breach of the Master Lease by an act or omission of Sublessor). Sublessor reserves the right to direct Sublessee to make payments constituting Additional Rent directly to the Master Lessor or to other third parties, and concurrently with the payment thereof, Sublessee shall give Sublessor written notice (and/or such other reasonable documentation as Sublessor may request) confirming the making of any such payment and the amount thereof.

  5. Use. The Premises shall be used for electronic research and development, assembly, manufacturing and warehousing, and related office uses, but the Premises shall not be used for any other purpose or purposes whatsoever.

  6. Services. It is understood and agreed by Sublessee that the obligations imposed on the Landlord under Paragraphs 6.2, 10.1, 11.2, 15.2.1, 15.2.2 and
15.3.1 of the Master Lease are obligations of the Master Lessor, and Sublessee will look solely to said Master Lessor to perform said obligations.

Sublessor shall permit Sublessee to make demand on the Master Lessor in Sublessor's name to perform such obligations, and Sublessor shall reasonably cooperate with Sublessee to enable Sublessee to make such demand, provided that Sublessee agrees to pay all expenses incurred in connection with any such demand and Sublessor's cooperation therewith, and to indemnify, defend and hold harmless Sublessor against and from any claim, demand, liability, cost and expense, including without limitation attorneys' fees, arising out of or resulting from making or prosecuting any such demand and Sublessor providing any such cooperation. Sublessee acknowledges and agrees that this Sublease shall be a net lease as to Sublessor and that Sublessor shall have no obligations to provide or to perform for the benefit of Sublessee any services, utilities, improvements (other than those already in place at the commencement of the Term of this Sublease), maintenance or repairs.

     7. Condition of Premises. Sublessee agrees that by taking possession of the Premises it shall be deemed to have accepted the Premises and the Common Area as being in good and sanitary order, condition and repair and to have accepted the Premises and the Common Area in their condition existing as of the date Sublessor delivers possession of the Premises to Sublessee, subject to all applicable laws, covenants, conditions, restrictions, easements and other matters of public record and the rules and regulations from time to time promulgated by the Master Lessor governing the use of the Premises and the Common Area. Sublessee further agrees (i) that Sublessor has no obligation to repair, paint, improve or otherwise alter the Premises or the Common Area (and that Sublessee is accepting the Premises and Common Area in their "AS-IS" condition as of the commencement of the Term of the Sublease), (ii) that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business, the condition of the Premises (except as otherwise expressly set forth in Paragraph 13 of this Sublease), or the use or occupancy which may be made thereof, and
(iii) that Sublessee has independently investigated the Premises and matters related to Sublessee's use thereof and is satisfied that the Premises are suitable for Sublessee's intended use and that the Premises meet all governmental requirements for such intended use.

     8. Subject to Master Lease. This Sublease is subject and subordinate to the Master Lease, and to all of the provisions thereof; and Sublessee shall not commit any act or omit to perform any act that will constitute a breach of the Master Lease. At any time, or from time to time, Sublessor, by prior written notice to Sublessee, can elect to require Sublessee to perform its obligations (or any of same) under this Sublease directly to the Master Lessor, in which case Sublessee agrees to do so and to provide to Sublessor (i) copies of any and all notices or other communications it shall give to or receive from the Master Lessor at the time that any such notice or other communication is given or received, and (ii) written confirmation that any such obligation has been performed. Sublessor represents that, subject to the condition precedent specified in Paragraph 12 of this Sublease, it has the right to enter into this Sublease and this Sublease does not violate any provision of the Master Lease. Sublessor further represents and warrants that the copy of the Master Lease attached hereto as Exhibit "X" is a true, correct and complete copy of the entire Master Lease and all amendments relating thereto, that such Master Lease is in full force and effect as of the date hereof and will be in full force and effect as of the commencement date of the Sublease term, and that there currently is no Default by Tenant (as that phrase is defined in the Master Lease), default by the Master Lessor, or, to the best of Sublessor's knowledge, other event which (with the giving of notice or the passage of time or both) could constitute a Default by Tenant or default by the Master

Lessor under the Master Lease, nor shall any such Default by Tenant or default by the Master Lessor, or, to the best of Sublessor's knowledge, such other event, have occurred prior to the commencement date of the Sublease term. In addition, so long as Sublessee is not in default of its obligations under this Sublease, Sublessor shall (a) keep the Master Lease in effect, (b) not amend or waive any provisions thereof without Sublessee's prior written consent, which shall not be unreasonably withheld or delayed, (c) pay the Rent due under the Master Lease and, unless relieved of such obligation as provided herein, comply with its obligation under Paragraph 8.2(a) of the Master Lease (as it reads in the Second Amendment to Lease) to maintain the insurance coverage specified therein, and (d) reasonably cooperate with Sublessee as provided in Paragraph 6 of this Sublease in connection with enforcing the performance of the obligations of the Master Lessor under the Master Lease. The foregoing notwithstanding, if the Master Lease is terminated for any reason, whether by the Master Lessor, Sublessor or otherwise (including, without limitation, termination by Sublessor as permitted under Paragraphs 15.3.2 and 15.4 of the Master Lease (subject to Sublessee's right to prevent such termination as provided in this Sublease)), this Sublease shall terminate (without any liability on the part of Sublessor to Sublessee by reason of such termination, except as hereinafter expressly provided), and the parties shall be relieved of any further liabilities and obligations under this Sublease (other than those that survive termination); provided, however, if this Sublease is terminated due to a default under the Master Lease, the party committing the act or omission that constitutes the default under the Master Lease shall be liable to the non-defaulting party for any liabilities, damages, costs and expenses, including without limitation attorneys' fees, incurred or suffered by the non-defaulting party as a result of or in connection with the termination, and such defaulting party hereby agrees to indemnify, defend and hold harmless the non-defaulting party against and from such liabilities, damages, costs and expenses.

     9. Incorporation by Reference/Assumption. The terms, covenants and conditions contained in the Master Lease (a copy of which is attached hereto as Exhibit "X") are incorporated by this reference into this Sublease and shall be a party hereof to the extent and in the manner hereinafter specified, and Sublessee agrees to be bound by and perform such terms, covenants and conditions of the Master Lease.

          (a) The following terms, covenants and conditions of the Master Lease are not incorporated by reference into this Sublease and shall not be a part thereof: Paragraphs 1, 2, 3, 4.1, 8.1, 30.2(a), 37, 42, The Addendum to the Net Lease Agreement (consisting of Paragraphs 43, 44, 45, 46, 47, 48, 49, and 50 of the Master Lease), Exhibits to the Master Lease (including Exhibits A, B and
C), and the First Amendment to Lease.

          (b) The following terms, covenants and conditions of the Master Lease are incorporated by reference into this Sublease and shall be a part thereof, except that the term "Tenant" as used therein shall mean the Sublessee and the term "Landlord" as used therein shall mean the Sublessor:
Paragraphs 4.2, 4.3, 7, 8.2(c), 8.3, 8.5, 8.6, 9, 12.2, 14, 15.6, 15.7, 15.8,
15.9, 16, 19, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30.1, 30.2(b), 30.2(c), 30.3,
30.4, 30.5, 30.6, 30.7, 30.8, 30.9, 30.10, 30.11, 33, 34, 36, 38, 39, and 40.

          (c) The following terms, covenants and conditions of the Master Lease are incorporated by reference into the Sublease and shall be a part thereof, except that the term "Tenant" as used therein shall mean the sublessee and the term "Landlord" as used therein shall mean both the Sublessor and the Master Lessor: Paragraphs 6.1, 6.3, 8.2(a) (as it reads in the Second Amendment to Lease, which is incorporated by reference into the Sublease), 8.2(b), 8.2(d), 8.4, 10.2, 12.1, 17, 18, 20, 31, 32, and 35.

          (d) The following terms, covenants and conditions of the Master Lease are incorporated by reference into the Sublease and shall be a part thereof, except that the term "Tenant" as used therein shall mean the Sublessee and the term "Landlord" as used therein shall mean only the Master Lessor:
Paragraphs 6.2, 10.1, 11, 13, 15.1, 15.2, 15.3, 15.4, 15.5, and 41.

          (e) The foregoing notwithstanding, Sublessor and Sublessee agree that:

               (1) As to Paragraph 6.2 of the Master Lease, Sublessee's obligation to promptly comply, at Sublessee's sole cost, with all laws, statutes, ordinances, rules, regulations, orders or requirements shall include, without limitation, the obligation to comply with the provisions of the Americans with Disabilities Act ("ADA") (and Sublessor makes no representation or warranty that the Premises and Common Area are in compliance with the provisions of the ADA, nor shall the Sublessor be responsible for bringing the Premises and Common Area into compliance with the provisions of the ADA).

               (2) As to Paragraph 7 of the Master Lease, to the extent it references Taxes laid, levied, assessed or imposed upon Landlord, such reference shall mean any such Taxes laid, levied, assessed or imposed upon Sublessor and/or the Master Lessor. In addition, the insert to Paragraph 7.3(a) of the Master Lease that is referenced by an asterisk shall refer to assessments existing as of the commencement date of the Sublease term.

               (3) As to Paragraph 8.2(a) of the Master Lease (as such Paragraph is amended and made a part of the Master Lease by the Second Amendment to Lease), Sublessor shall continue to obtain and maintain the "all risk" property insurance, including the rental income insurance, required thereunder, and Sublessee shall pay to Sublessor, as Additional Rent, the amount of the premium and shall be responsible for any deductible (said payments to be made by Sublessee upon presentation of an invoice therefor by Sublessor); and in the event Sublessor maintains such "all risk" insurance as part of a blanket policy, the amount to be reimbursed by Sublessee hereunder shall be reasonably determined by Sublessor on the basis of what such coverage would cost if a separate policy were obtained for the Premises but then allowing a reasonable discount to account for the fact that the coverage is maintained as part of a blanket policy. The foregoing notwithstanding, Sublessee shall be entitled to obtain and maintain the insurance required under Paragraph 8.2(a) of the Master Lease, provided that Sublessee first obtains the written consent thereto of the Master Lessor and the Master Lessor's written agreement that maintenance of such insurance by Sublessee shall be in lieu of Sublessor maintaining the insurance and Sublessor shall be relieved of its obligation to do so under the Master Lease.

               (4) As to Paragraph 8.2(d) of the Master Lease, the insert appearing on Page 5-A of the Master Lease that is referenced by the three asterisks shall not be a part of the Sublease.

               (5) As to Paragraph 10.1 of the Master Lease, the insert denoted by one asterisk in the margin regarding the landlord's obligation to reseal and restripe the parking lot and wash the exterior of the Premises shall not be a part of the Sublease.

               (6) As to Paragraph 12.1 of the Master Lease, the reference to the "Landlord" in the sixth to the last line thereof shall refer only to the Master Lessor.

               (7) As to Paragraph 12.2 of the Master Lease, the time and method of payment and accounting for all Operating Expenses payable under this Sublease shall be in the same manner as required by the Master Lessor under the Master Lease.

               (8) As to the last sentence of Paragraph 13.1 of the Master Lease, Sublessee shall be entitled to make structural changes to the Premises provided that Sublessee first obtains the written consent of the Master Lessor authorizing such changes.

               (9) As to Paragraphs 15.3.2 and 15.4 of the Master Lease, their incorporation by reference into the Sublease shall not be construed to modify or limit Sublessor's right to terminate the Master Lease (without incurring any liability to Sublessee) under the circumstances specified therein. The foregoing notwithstanding, Sublessor shall immediately provide to Sublessee, by personal delivery or via telecopier, copies of the Master Lessor's notice of termination (in the case of Paragraph 15.3.2 of the Master Lease) or estimate of the time needed to complete repair or restoration of the Premises (in the case of Paragraph 15.4 of the Master Lease), and: (i) in the case of Paragraph 15.3.2, Sublessor shall not exercise its right to terminate the Master Lease and, instead, will give the Master Lessor the written notice required under Paragraph
15.3.2 to keep the Master Lease in effect, if Sublessee gives written notice to Sublessor, by personal delivery or via telecopier not less than three (3) days prior to the expiration of the ten (10) day period specified in Paragraph 15.3.2 of the Master Lease, stating (a) that Sublessee does not want Sublessor to terminate the Master Lease, (b) that Sublessee will pay all costs and perform all other obligations required under Paragraph 15.3.2 of the Master Lease to keep the Master Lease in effect, (c) that Sublessee waives its right to terminate the Sublease pursuant to Paragraph 15.3.2 on account of the damage or destruction giving rise to the Master Lessor's notice, and (d) that from and after the date of Sublessee giving the notice to Sublessor the Rent payable by Sublessee to Sublessor under this Sublease shall be the same amount as the Rent payable by Sublessor to the Master Lessor under the Master Lease, as said Rent may be adjusted under the terms of the Master Lease; and (ii) in the case of Paragraph 15.4, Sublessor shall not exercise its right to terminate the Master Lease if Sublessee gives written notice to Sublessor, by personal delivery or via telecopier not less than three (3) days prior to the expiration of the ten
(10) day period specified in Paragraph 15.4 of the Master Lease, stating (a) that Sublessee does not want Sublessor to terminate the Master Lease, (b) that Sublessee waives its right to terminate the Sublease pursuant to Paragraph 15.4 on account of the damage or destruction giving rise to the Master Lessor's notice, and (c) that from and after the date of Sublessee giving the notice to Sublessor the Rent payable by Sublessee to Sublessor under this Sublease shall be the same amount as the Rent payable by Sublessor to the Master Lessor under the Master Lease, as said Rent may be adjusted under the terms of the Master Lease. The parties agree that in the event Sublessee gives the notice described herein to Sublessor, Paragraph 3 of this Sublease shall thereby, without any further action on the part of Sublessee or Sublessor being required, be amended to provide that the Rent payable under this Sublease shall be the same as the Rent payable by Sublessor to Master Lessor under the Master Lease, as said Master Lease Rent may be adjusted pursuant to the Master Lease; but the other terms and conditions of the Sublease shall remain the same and in full force and effect.

               (10) As to Paragraph 18 of the Master Lease, Sublessor agrees that so long as Sublessee is not in default of its obligations under the Sublease, and provided the entry into the Premises is not for the purpose of protecting the Premises in the event of an emergency, Sublessor, in exercising its rights under said Paragraph 18, shall be accompanied by a representative of Sublessee while Sublessor is on the Premises, and shall comply with all reasonable securrity measures from time to time requested in writing by Sublessee. Sublessor further agrees that even if Sublessee is in default of its obligations under the Sublease, Sublessor, in exercising its rights under Paragraph 18 of the Master Lease, will comply with those reasonable security measures requested in writing by Sublessee that do not unreasonably interfere with the exercise of Sublessor's rights under said Paragraph 18.

  (11) As to Paragraph 22 of the Master Lease, the address for notices to Sublessor shall be:

                      General Signal Corporation
                      P.O. Box 10010
                      Stamford, CT 06904
                      Attention: General Counsel

     with a copy to:  Hoffman, Finney & Klinedinst
                      351 California Street
                      Suite 800
                      San Francisco, CA 94104
                      Attention: Kenneth H. Finney

and the address for notices to Sublessee shall be:

                      Conner Peripherals, Inc.
                      3081 Zanker Road
                      M/S 4408
                      San Jose, CA 95134-2128
                      Attention: Marla Ann Stark, Esq.

     with a copy to:  Conner Peripherals, Inc.
                      3081 Zanker Road
                      M/S 4408
                      San Jose, CA 95134-2128
                      Attention: Mr. Carl Neun

     with a copy to:  Conner Peripherals, Inc.
                      311 Turquoise Street
                      Milpitas, CA 95035
                      Attention: Mr. Ed Roney

provided, however, that this shall not preclude Sublessor from giving notices to Sublessee at the Premises as permitted by said Paragraph 22. In addition, anything in Paragraph 22 of the Master Lease to the contrary notwithstanding, the notices that can be given by Sublessee to Sublessor pursuant to Paragraph 9(e)(9) of this Sublease must be given by personal delivery or via telecopier.

  (12) As to Paragraph 24.2 of the Master Lease, Sublessee understands and agrees that Sublessor, in turn, shall have to follow the procedures specified therein vis-a-vis the Master Lessor, including without limitation obtaining the Master Lessor's consent to any proposed assignment or subletting by Sublessee, and that the refusal by the Master Lessor to consent to any such proposed assignment or subletting by Sublessee shall, without more, entitle Sublessor to withhold its consent (and the withholding of Sublessor's consent under these circumstances shall be presumptively reasonable).

  (13) As to Paragraph 24.5 of the Master Lease, the interlineation denoted by three asterisks in the margin shall not be incorporated into the Sublease.

  (14) As to Paragraph 26 of the Master Lease, the interlineation denoted by four asterisks shall not be part of the Sublease, and the obligations specified in Paragraph 26 pursuant to which Sublessee must give notice to any beneficiary of a deed of trust affecting the Premises of a default by the "Landlord" shall refer to a default by the Master Lessor. In addition, the second sentence of such Paragraph 26 shall not be incorporated into this Sublease.

  (15) As to Paragraph 39 of the Master Lease, Sublessee understands and agrees that Sublessor is not responsible for the acts or omissions of the Master Lessor and/or any third party that succeeds the Master Lessor, and, accordingly, Sublessor shall not be liable to Sublessee for a breach of said Paragraph 39 that arises out of or results from an act or omission of the Master Lessor or any such successor to the Master Lessor.

  (16) As to any paragraphs in the Master Lease in which the term "Landlord" has been deemed to mean either the Master Lessor alone or both the Master Lessor and the Sublessor (such as, by way of example, Paragraphs 10.1 and 10.2), and a payment is to be made to the "Landlord" by Sublessee, such payment shall be made to Sublessor, unless Sublessor otherwise instructs Sublessee in writing.

  (17) As to Paragraph 8.6 of the Master Lease, for purposes of the release and waiver given by Sublessee, the property covered, and the circumstances under which the release and waiver apply, the term "Landlord" as used therein shall mean both the Sublessor and the Master Lessor.

  (18) The term "Lease," as used in the Master Lease shall mean this Sublease and/or the Master Lease as appropriate to effectuate the parties' intention to incorporate the terms, covenants and conditions of the Master Lease into this Sublease.

  10. Indemnity. In addition to, and not in lieu of other indemnities given by Sublessee, including without limitation the indemnities in Paragraph 8.4 of the Master Lease and in Paragraph 13 of this Sublease, Sublessee hereby agrees to indemnify, defend and hold harmless Sublessor against and from any claims, demands, liabilities, damages, costs and expenses, including without limitation attorneys' fees, arising out or resulting from (i) a breach by Sublessee of any term, covenant or condition of this Sublease, including without limitation any act or omission by Sublessee that constitutes a breach of the Master Lease, and
(ii) the making by Sublessee of any "alterations" (as that term is defined in Paragraph 13.1 of the Master Lease) in, on, about or to the Premises, on any part thereof, including without limitation any structural changes permitted in accordance with Paragraph 9(e)(8) of this Sublease. This provision shall survive termination of this Sublease.

  11. Right to Reenter. Sublessor, in addition to any other rights it may have under this Sublease or at law upon the occurrence of a breach of this Sublease by Sublessee, shall have the right to reenter and retake possession of the Premises from Sublessee, and to remove all persons and property from the Premises and the Common Area, any property that is so removed to be stored in a public warehouse or elsewhere at the cost of and for the account of Sublessee. No such reentry or retaking of possession of the Premises by Sublessor pursuant to this provision shall be construed as an election to terminate this Sublease unless a written notice of such termination is given to Sublessee.

  12. Condition Precedent. Sublessee understands and agrees that it is a condition precedent to this Sublease that the Master Lessor give its prior written consent to this Sublease in accordance with the terms of the Master Lease. In the event the Master Lessor does not give its written consent to this Sublease in accordance with the terms of the Master Lease, either party, at its option, may thereafter terminate this Sublease by giving written notice of termination to the other party; and neither Sublessor nor Sublessee shall have any liability to the other in the event of such termination by reason of the failure of the Master Lessor to give its consent. The consent of the Master Lessor shall include: (i) the Master Lessor's certification that (a) the Master Lease attached hereto as Exhibit "X" constitutes the entire Master Lease and all amendments relating thereto, (b) the Master Lease is in full force and effect, and (c) there currently is no Default by Tenant (as that phrase is defined in the Master Lease), default by the Master Lessor, or, to the best of Master Lessor's knowledge, other event which (with the giving of notice or the passage of time or both) could constitute a Default by Tenant or default by the Master Lessor under the Master Lease; (ii) the Master Lessor's agreement (a) to give Sublessee copies of any written notice given to Sublessor of any default under the Master Lease or events of which the Master Lessor has knowledge that (with the giving of further notice or the passage of time or both) would constitute a default under the Master Lease, at the same times and in the same manner as such notices are given to Sublessor, and (b) to accept tender of payment or performance by Sublessee to remedy any such default; (iii) a waiver of subrogation in favor of Sublessee on and subject to the same terms and conditions as are contained in Paragraph 8.6 of the Master Lease; (iv) the Master Lessor's agreement to adhere to the same restrictions on entry into the Premises imposed on Sublessor under Paragraph 9(e)(10) of this Sublease; and (v) the Master Lessor's agreement that its consent to a sublet of the Premises or assignment of this Sublease will not be required in connection with a subletting or assignment described in Paragraph 16 of this Sublease.

   13.   Environmental Indemnities.
         -------------------------

   (a) Neither Sublessee nor its agents, contractors, employees, invitees, assignees or sublessees shall transport, store, use or dispose of any Hazardous Materials in, on or about the Premises or Common Area without the prior written consent of Sublessor, which Sublessor shall not unreasonably withhold so long as Sublessee demonstrates to Sublessor's reasonable satisfaction that any such Hazardous Materials are necessary or useful to Sublessee's business at the Premises and will be brought upon the Premises, stored, used and/or disposed of in compliance with all federal, state and local laws, rules, regulations, ordinances, and other requirements applicable to any such Hazardous Materials. Sublessee, in any event, at its sole cost and expense, shall comply with all federal, state and local laws, rules, regulations, ordinances, and other requirements applicable to Sublessee's transport, storage, use and/or disposal of Hazardous Materials in, on or about the Premises, and Sublessee shall be solely responsible for and shall indemnify, defend and hold harmless Sublessor and the Master Lessor from and against any and all claims, costs, liabilities, losses, damages, obligations and expenses, including without limitation attorneys' fees, arising out of or resulting from Sublessee or its agents, contractors, employees, invitees, assignees or sublessees transporting, storing, using and/or disposing of or otherwise releasing Hazardous Materials in, on or about the Premises or the Common Area. The foregoing indemnity shall include, without limitation, all claims, costs, liabilities, losses, damages, obligations and expenses, including attorneys' fees, arising out of or resulting from any investigation, testing, monitoring, removal, cleanup, restoration and/or other remedial work required by any federal, state, or local government agency or political subdivision, required by reason of any action initiated by a private party, or otherwise necessitated by reason of any use, storage, disposal or release of Hazardous Materials in, on or around the Premises or the Common Area by Sublessee or its agents, contractors, employees, invitees, assignees or sublessees.

          (b) Sublessor represents and warrants to Sublessee that to the best of Sublessor's actual knowledge there are no Hazardous Materials present in, on or about the Premises or the Common Area as of February 1, 1993. Sublessor shall be solely responsible for and shall indemnify, defend and hold harmless Sublessee from and against any and all claims, costs, liabilities, losses, damages, obligations and expenses, including without limitation attorneys' fees, arising out of or resulting from a breach of the foregoing representation and warranty by Sublessor and/or any use, storage, disposal or release of Hazardous Materials by Sublessor or its agents in, on or about the Premises or the Common Area prior to the commencement of the Term of the Sublease. Said indemnity shall include, without limitation, all claims, costs, liabilities, losses, damages, obligations and expenses, including attorneys' fees, arising out of or resulting from any investigation, testing, monitoring, removal, cleanup, restoration and/or other remedial work required by any federal, state or local government agency or political subdivision, required by reason of any action initiated by a private party, or otherwise necessitated by reason of any use, storage, disposal or release of Hazardous Materials in, on or around the Premises or the Common Area by Sublessor or its agents prior to the commencement of the Term of the Sublease.

          (c) The term Hazardous Materials, as used herein, shall mean all hazardous, toxic, and/or radioactive materials, substances, and wastes, and shall include, without limitation, all materials, substances, and wastes, defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq, the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq, or those materials, substances and wastes defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in Section 25316 of the California Health & Safety Code, petroleum and petroleum products, and any other materials, substances or wastes defined as hazardous, toxic or radioactive in any laws, regulations, statutes, ordinances or rules adopted or promulgated by and federal, state or local government agency.

          (d) Sublessee's and Sublessor's indemnity obligations under this Paragraph 13 shall survive the termination of this Sublease. If at any time during or after the term of this Sublease Sublessor or Sublessee becomes aware of any inquiry, investigation, administrative proceeding, or judicial proceeding by any governmental agency or any action by a private party regarding the presence of any Hazardous Materials in, on or about the Premises or the Common Area, such party shall, within five days after learning of such inquiry, investigation, proceeding, or action give the other party written notice advising Sublessor of same.

     14. Commissions. Sublessee represents and warrants to Sublessor that Sublessee has dealt with no broker in connection with this Sublease other than Cornish & Carey Commercial Real Estate, and Sublessor represents and warrants to Sublessee that Sublessor has dealt with no broker in connection with this Sublease other than Grubb & Ellis Company Commercial Real Estate Services. Sublessor agrees to be liable for and to pay all real estate brokerage commissions earned by the aforementioned brokers in connection with this Sublease, and Sublessor understands and agrees that said commissions shall total one and one half (1-1/2) times the commission payable to Grubb & Ellis pursuant to Sublessor's separate agreement with Grubb & Ellis, with Cornish & Carey receiving a commission equal to the full amount due under said separate agreement and Grubb & Ellis receiving a commission equal to one half of the full amount due under said separate agreement. Sublessor shall pay all amounts due to Grubb & Ellis

(and Grubb & Ellis, in turn, shall be responsible for forwarding payment of its share to Cornish & Carey); provided, however, that anything in said separate agreement to the contrary notwithstanding such commissions shall be payable as follows: (i) fifty percent (50%) at such time as the conditions precedent in Paragraph 12 of this Sublease have been satisfied; and (ii) fifty percent (50%) upon the commencement of the Term of this Sublease. Sublessor and Sublessee each (as "Indemnitor") agree to indemnify, defend and hold harmless the other against and from any claims, demands, liabilities, costs and expenses, including without limitation attorneys' fees, arising out of or resulting from a claim by any person or entity (other than Cornish & Carey and Grubb & Ellis) that it is entitled to a commission, finders fee or other compensation in connection with this Sublease transaction based on acts or omissions of the Indemnitor.

     15. Entire Agreement. There are no other agreements between Sublessor and Sublessee regarding the Premises, the Common Area or the Sublease, and this Sublease supersedes and cancels any and all prior negotiations, arrangements, agreements, representations, and understandings, whether oral or written, between Sublessor and Sublessee or made by Sublessor or its agents to Sublessee with respect to the subject matter of this Sublease. This Sublease constitutes the entire agreement between the parties and may be amended or modified only by a written instrument signed by the parties.

     16. Assignment and Subletting. Notwithstanding anything to the contrary in this Sublease, Sublessee may, without Sublessor's prior written consent and without any participation by Sublessor in assignment or subletting proceeds, sublet the Premises or assign this Sublease to (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Sublessee ,
(ii) a successor corporation related to Sublessee by merger, consolidation, non-bankruptcy reorganization or government action, or (iii) a purchaser of substantially all of the assets of Sublessee's division occupying the Premises; provided, however, that any such sublease or assignment shall not be construed to relieve Sublessee of its obligations under this Sublease.

     17. Approvals. Notwithstanding anything to the contrary in this Sublease, whenever this Sublease expressly requires an approval or consent by Sublessor or Sublessee, such approval or consent shall not be unreasonably withheld or delayed.

     18. Communications with Master Lessor. Sublessee agrees to provide to Sublessor (i) copies of any communications and/or other documentation given by Sublessee to the Master Lessor, including without limitation any requests for the Master Lessor's consent required under Paragraphs 9(e)(3) and (e)(8) of this Sublease, at the same times and in the same manner that any such communications and/or other documentation are submitted to the Master Lessor, and (ii) copies of any communications received by Sublessee from the Master Lessor promptly upon receipt thereof.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the 22 day of February, 1993


SUBLESSOR:                                  SUBLESSEE:

General Signal Corporation                  Conner Peripherals, Inc.


    /s/                                         /s/ Carl W. Neun
By:_________________________                By:__________________________


   Its: VP & Treasurer                         Its: CFO
        --------------------                        ---------------------

                                     INDEX
                                   NET LEASE

                                                                            Page
 1.  Summary of Lease Provisions ...........................................   1

 2.  Property Leased .......................................................   2

 3.  Term ..................................................................   2

 4.  Rent ..................................................................   3

 5.  Security Deposit ......................................................   3

 6.  Use of Premises .......................................................   3

 7.  Taxes .................................................................   4

 8.  Insurance; Indemnity; Waiver ..........................................   5

 9.  Utilities .............................................................   6

10.  Repairs and Maintenance ...............................................   6

11.  Common Area ...........................................................   6

12.  Operating Expenses ....................................................   7

13.  Alterations and Improvements ..........................................   7

14.  Default and Remedies ..................................................   7

15.  Damage or Destruction .................................................   8

16.  Condemnation ..........................................................   9

17.  Liens .................................................................   9

18.  Landlord's Right of Access to Premises ................................  10

19.  Landlord's Right to Perform Tenant's Covenants ........................  10

20.  Lender Requirements ...................................................  10

21.  Holding Over ..........................................................  11

22.  Notices ...............................................................  11

23.  Attorneys' Fees .......................................................  11

24.  Assignment, Subletting and Hypothecation ..............................  11

25.  Successors ............................................................  12

26.  Landlord Default; Mortgage Protection .................................  12

27.  Exhibits ..............................................................  13

28.  Surrender of Lease Not Merger .........................................  13

29.  Waiver ................................................................  13

30.  General ...............................................................  13

31.  Signs .................................................................  13

32.  Landlord as Party Defendant ...........................................  14

33.  Landlord Not a Trustee ................................................  14

34.  Interest ..............................................................  14

35.  Surrender of Premises .................................................  14

36.  No Partnership or Joint Venture .......................................  14

37.  Entire Agreement ......................................................  14

38.  Submission of Lease ...................................................  14

39.  Quiet Enjoyment .......................................................  14

40.  Authority .............................................................  14

41.  Building Plans ........................................................  14

42.  Addendum ..............................................................  14

43.  Option to Extend Lease Term ...........................................  15

44.  Rent During Extended Term .............................................  15

45.  Moving Costs ..........................................................  17

46.  Existing Leases .......................................................  17

47.  Right of First Refusal ................................................  17

48.  Right of First Negotiation - Expansion Building .......................  18

49.  Condition of Title ....................................................  18

50.  Environmental Compliance ..............................................  18

                           Exhibit "X" to Sublease

                              NET LEASE AGREEMENT

1. SUMMARY OF LEASE PROVISIONS For and in consideration of the rentals, covenants, and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the herein described Premises for the term, at the rental and subject to and upon all of the terms, covenants and agreements set forth in this Net Lease Agreement, including Landlord's right to recover the Premises pursuant to Paragraph 24 below ("Lease"):

  1.1   Tenant:  TELECOMMUNICATIONS TECHNOLOGY, INC., a Delaware
                ----------------------------------------------------------------
                   corporation
          ___________________________________________________________("Tenant").
  1.2   Landlord: CAMSI II, a California general partnership
                  --------------------------------------------------------------
        ___________________________________________________________("Landlord").
  1.3   Date of Lease, for reference purposes only:    December 20,   19 85
                                                    _________________   _______.
  1.4   Premises: That certain building located in the city of  Milpitas
                                                               ________________,
        County of Santa Clara  State of California, shown cross-hatched on the
                  ___________,
        site plan attached hereto as Exhibit "A", and commonly referred to as 185 So. Milpitas Boulevard
        __________________________, _________________ together with certain rights appurtenant thereto. (Paragraph 2.1)
  1.5   Term:    Ten (10) years                                    (Paragraph 3)
              -----------------------------------------------------
  1.6   Commencement Date:  May 1, 1986                subject to the provisions
                           --------------------------,
        of Paragraph 3 below. (Paragraph 3)
  1.7   Ending Date:        April 30, 1996              unless sooner terminated
                     _________________________________,
        pursuant to the terms of this Lease, subject to extension pursuant to Paragraph 43.

  1.8   Rent: (Paragraph 4) Period                  Monthly Amount
                            ------                  --------------
                  5/1/86 - 4/30/97                       -0-
                  5/1/87 - 4/30/92                   $60,988
                  5/1/92 - 4/30/93                   $64,076
                  5/1/93 - 4/30/94                   $67,936
                  5/1/94 - 4/30/96                   $76,428



        Subject to adjustment pursuant to Paragraph 2(e) of the Improvement Agreement attached as Exhibit "C" hereto.


        Receipt of the first month's Rent is hereby acknowledged by Landlord.

  1.9   Use of Premises:  electronic research and development, assembly,
                         -------------------------------------------------------
        manufacturing, and warehousing and related office use      (Paragraph 6)
        -----------------------------------------------------------
  1.10  Security Deposit:  none
                          ------------------------------------------------------
        -----------------------------------------------------------(Paragraph 5)
  1.11  Addresses for Notices:
        To Landlord. CAMSI II
                     -----------------------------------------------------------
                     P. O. Box 4360
                     -----------------------------------------------------------
                     Santa Clara, CA 95054
                     -----------------------------------------------------------
        To Tenant.   To the Premises, with a courtesy copy to:
                     General Signal Corporation (Guarantor)
                     -----------------------------------------------------------
                     High Ridge Park
                     -----------------------------------------------------------
                     Stamford, Connecticut 06904 Attention: General Counsel
                     -----------------------------------------------------------
  1.12  Exclusive Right to Use No More than Two hundred Ninety-Three   ( 293   )
                                            --------------------------  -------
        parking spaces within the Common Area. (Paragraph 2.1)

  1.13 SUMMARY PROVISIONS IN GENERAL. Parenthetical references in this Paragraph 1 to other paragraphs in this Lease are for convenience of reference, and designate some of the other Lease paragraphs where applicable provisions are set forth. All of the terms and conditions of each such referenced paragraph shall be construed to be incorporated within and made a part of each of the above referring Summary of Lease Provisions. In the event of any conflict between any Summary of Lease Provision as set forth above and the balance of the Lease, the latter shall control.

2. PROPERTY LEASED
2.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions herein set forth, that certain building ("Premises") referred to in Paragraph 1.4 above, shown cross-hatched on the site plan attached hereto as Exhibit "A". In addition, Tenant shall have the following rights with respect to the real property more particularly described in the legal description attached as Exhibit "B" hereto (if applicable) and outlined in red on Exhibit "A" ("Common Area"): (i) the exclusive right to use no more than the number of parking spaces set forth in Paragraph 1.12 above, as shown on Exhibit "A", the location of which may be redesignated from time to time by Landlord; and (ii) such other rights as are necessary and convenient to Tenant's possession of the Premises or performance of Tenant's obligations under this Lease. (Notwithstanding the number of parking spaces designated for Tenant's exclusive use, in the event by reason of any rule, regulation, order, law, statute or ordinance of any governmental or quasi-governmental authority relating to or affecting parking on the Common Area, or any other cause beyond Landlord's reasonable control, Landlord is required to reduce the number of parking spaces on the Common Area. Landlord shall have the right to proportionately reduce the number of parking spaces designated herein for Tenant's exclusive use.) In addition, Landlord grants to Tenant a non-exclusive easement for vehicular ingress and egress in and over the paved roadways in the Common Area and pedestrian ingress and egress in and over the Common Area.
(*See attached Page 2-A.)

2.2 IMPROVEMENTS. The improvements to be constructed by Landlord for Tenant's use in the Premises are set forth in detail on the attached Exhibit "C". In the event of changes to any of the work set forth in Exhibit "C" (whether such changes are required by any public agency, or by reason of any error or omission in plans because of information provided to Landlord by Tenant, or because requested in writing by Tenant and accepted in writing by Landlord), Tenant shall pay to Landlord, Landlord's costs related to such changes before work in regard to such changes is commenced; provided, however, in no event shall Landlord's failure to demand such payment before commencement of work in regard to such changes, or Tenant's failure to pay for the same before commencement of work in regard to such changes be deemed to be a waiver of Landlord's right to require or enforce collection of such payment for changes at any time thereafter. Landlord's costs related to the changes shall include, without limitation, all architectural, contractor, and engineering expenses, and the cost of all building and other permits and inspection fees. Tenant acknowledges that Landlord or a person or entity related to Landlord and/or controlled by Landlord may serve as Landlord's architect, engineer and/or contractor in regard to the above-described work and in the event of any changes, Landlord's costs shall be deemed to include architect, engineering and/or contractor expenses at the rates charged to third parties by Landlord and/or such related person or entity for such services, when performed independently of any lease agreement. Since any construction work on the Premises by Tenant prior to substantial completion of the work required of Landlord pursuant to this Paragraph 2.2 may interfere with the work required of Landlord or with Landlord's ability to obtain a Certificate of Occupancy therefor, any such work by Tenant shall be subject to the provisions of Paragraph 13.1 hereof, and Landlord may withhold its consent to any such work by Tenant, provided that such consent is not unreasonably withheld. It shall not be deemed unreasonable for Landlord to withhold its consent if Tenant proposes to use non-union labor.

2.3 ACCEPTANCE OF PREMISES. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair and to have accepted the Premises in their condition existing as of the date Tenant takes possession of the Premises, subject to all applicable laws, covenants, conditions, restrictions, easements and other matters of public record and the rules and regulations from time to time promulgated by Landlord governing the use of the Premises, and Common Area, and further, to have accepted tenant improvements to be constructed by Landlord (if any) as being completed in accordance with the plans and specifications for such improvements, subject only to completion of items on Landlord's punch list. (**See attached Page 2-A.) Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, the condition of the Premises, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenant's intended use and that the Premises meets all governmental requirements for such intended use.

3. TERM
3.1 COMMENCEMENT DATE. The term of this Lease ("Lease Term") shall be for the period specified in Paragraph 1.5 above, commencing on the date set forth in Paragraph 1.6 ("Commencement Date"); provided, however, in the event any improvements to be constructed by Landlord, as set forth on Exhibit "C" are not completed by the aforesaid Commencement Date or are completed prior to such Commencement Date, then the Commencement Date shall be deemed to be the date on which the improvements to be constructed by Landlord are substantially completed. (***Time is of the essence.) Such improvements shall be deemed to be substantially completed upon the occurrence of the earlier of the following:

  (a) The date on which all improvements to be constructed by Landlord have been substantially completed except for: (i) punch list items which do not prevent Tenant from using the Premises for its intended use; (ii) such work as Landlord is required to perform but which is delayed because of fault or neglect of Tenant, acts of Tenant or Tenant's agents (including without limitation delays caused by work done on the Premises by Tenant or Tenant's agents or by acts of Tenant's contractors or subcontractors) or delays caused by change orders requested by Tenant or required because of any errors or omissions in plans submitted by Tenant; and (iii) such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or

  (b) The issuance of appropriate governmental approvals for occupancy of the Premises; or

  (c) The date Tenant opens for business in the Premises.

If the Commencement Date is a date other than the date set forth in Paragraph 1.6, then the Ending Date set forth in Paragraph 1.7, the rental adjustment dates set forth in Paragraph 1.8 and any other dates certain specified herein shall be adjusted accordingly. When the Commencement Date, Ending Date, rental adjustment dates, and such other dates become ascertainable, Landlord and Tenant shall specify the same in writing, in the form of the attached Exhibit "D", which writing shall be deemed incorporated herein. Tenant's failure to execute and deliver the letter attached hereto as Exhibit "D" shall be a Default by Tenant hereunder. The expiration of the Lease Term or sooner termination of this Lease is referred to herein as the "Lease Termination".

3.2 DELAY OF COMMENCEMENT DATE. Landlord shall not be liable for any damage or loss incurred by Tenant for Landlord's failure for whatever cause to deliver possession of the Premises by any particular date (including the Commencement
Date), nor shall this Lease be void or voidable on account of such failure to deliver possession of the Premises; provided that if Landlord does not deliver possession of the Premises to Tenant by the date which is thirty (30) days from the date as set forth in Paragraph 1.6 above. Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within five (5) days thereafter, and Landlord and Tenant shall be relieved of their respective obligations hereunder; provided further that said thirty (30) day period shall be extended by the number of days work on the Premises is delayed due to fault or neglect of Tenant, acts of Tenant or Tenant's agents, or due to acts of God, labor disputes, strikes, fires, rainy or stormy weather, acts or failures to act of public agencies, inability to obtain labor or materials, earthquake, war, insurrection, riots and other causes beyond Landlord's reasonable control.

3.3 EARLY OCCUPANCY. If Tenant takes possession of the Premises prior to the Commencement Date, Tenant shall do so subject to all of the terms and conditions hereof and shall pay the Rentals provided for herein.

3.4 TENANT TO PHYSICALLY OCCUPY PREMISES. Tenant shall, no later than thirty
(30) days after the Commencement Date, go into actual physical occupancy of the Premises and open the Premises for business in accordance with the uses specified in Paragraph 6 below; provided, however, the date of Tenant's physical occupancy of the Premises shall in no event extend the Commencement Date, the Lease Termination date or the date the payment of Rentals hereunder commences. Time is of the essence.

                                  PAGE 2-A

2.1 *Except for the right of Landlord to enter upon and use the Common Area as may be necessary for the performance of Landlord's obligations hereunder, Tenant shall have the exclusive right to use the Common Area. The foregoing notwithstanding, Tenant's rights to use that portion of the Common Area marked by dashed lines on Exhibit "A" shall be subject to the terms and conditions of that certain Deed from Beatrice C. Wrigley to the City and County of San Francisco dated October 31, 1949, and recorded November 14, 1949 Book 1875 Page 312 of the Official Records, Santa Clara County and that certain San Francisco Water Department Land Use Permit by and between the City and County of San Francisco and Landlord, dated June 21, 1984 and recorded July 3, 1984 at Book I 692 Pages 502-509 of the Official Records, Santa Clara County.





2.3 **Tenant shall be a beneficiary of all warranties received by Landlord from contractors and subcontractors performing work on the Premises. Landlord represents to Tenant that it has received or will receive the following warranties from its contractors and subcontractors in connection with construction of the Premises and the Improvements:

     (a) With respect to the Building shell, a one (1) year warranty from date of completion (May 9, 1985) (parts and labor) with respect to defects in construction.

     (b) With respect to the interim improvements, a one (1) year warranty from date of completion (parts and labor) with respect to defects in construction.

    4. RENT

    4.1 RENT. Tenant shall pay to Landlord as rent for the Premises ("Rent"), in advance, on the first day of each calendar month, commencing on the date specified in Paragraph 1.8 and continuing throughout the Lease Term (until adjusted pursuant to Paragraph 4.4. below) the Rent set forth in Paragraph
    1.8 above. Rent shall be prorated, based on thirty days per month, for any partial month during the Lease Term. Rent shall be payable without deduction, offset, prior notice or demand in lawful money of the United States to Landlord at the address herein specified for purposes of notice or to such other persons or such other places as Landlord may designate in writing.

    4.2 LATE CHARGE. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, Tenant shall pay to Landlord, as additional rent (as defined in paragraph
    4.3 below), without the necessity of prior notice or demand, a late charge equal to ten percent (10%) of any installment of Rent which is not received by Landlord within ten (10) days after the due date for such installment. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any installment of Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay such installment of Rent when due, including without limitation the right to terminate this Lease. In the event any installment of Rent is not received by Landlord by the thirtieth (30th) day after the due date for such installment, such installment shall bear interest at the annual rate set forth in Paragraph 34 below, commencing on the thirty-first
    (31st) day after the due date for such installment and continuing until such installment is paid in full.

    4.3 ADDITIONAL RENT. All taxes, charges, costs and expenses and other sums which Tenant is required to pay hereunder (together with all interest and charges that may accrue thereon in the event of Tenant's failure to pay the same), and all damages, costs and expenses which Landlord may incur by reason of any Default by Tenant shall be deemed to be additional Rent hereunder ("Additional Rent"). Additional Rent shall accrue commencing on the Commencement Date. In the event of nonpayment by Tenant of any Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the nonpayment of Rent. The term "Rentals" as used in the Lease shall mean Rent and Additional Rent.

    5. SECURITY DEPOSIT - n/a.

    6. USE OF PREMISES

    6.1 PERMITTED USES. Tenant shall use the Premises and the Common Area only in conformance with applicable governmental laws, regulations, rules and ordinances for the purposes set forth in Paragraph 1.9 above, and for no other purpose without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold. Any change in use of the Premises or the Common Area without the prior written consent of Landlord shall be a Default by Tenant. Tenant and Tenant's agents shall comply with the provisions of the existing Declaration of Covenants, Conditions, and Restrictions affecting the Premises and the Common Area. Said Declaration of Covenants, Conditions, and Restrictions shall not be modified without the consent of Tenant, which consent shall not be unreasonably withheld.

    6.2 TENANT TO COMPLY WITH LEGAL REQUIREMENTS. Tenant shall, at its sole cost, promptly comply with all laws, statutes, ordinances, rules, regulations, orders or requirements of all municipal, county, state and federal authorities and all quasi-governmental authorities relating to or affecting the use, occupational safety, occupancy or condition of the Premises or the Common Area, now in force, or which may hereafter be in force, including without limitation any of the foregoing relating to utility usage and load or number of permissible occupants or users of the Premises, whether or not the same are now contemplated by the parties; with the provisions of all recorded documents affecting the Premises or the Common Area insofar as the same relate to or affect the use, occupational safety, occupancy, or condition of the Premises or the Common Area; and with the requirements of any board of fire underwriters (or similar body now or hereafter constituted) relating to or affecting the use, occupational safety, occupancy or condition of the Premises or the Common Area. Tenant's obligations pursuant to this Paragraph 6.2 shall include without limitation maintaining or restoring the Premises or the Common Area and making structural and non-structural alterations and additions in compliance and conformity with all laws and recorded documents relating to the use, occupational safety, occupancy or condition of the Premises or the Common Area during the Lease Term; provided, however, that Landlord shall make any alteration or addition required to bring the Premises or the Common Area into compliance with legal requirements in effect at the time the Premises, any improvements installed therein by Landlord, or the Common Area, respectively, were originally constructed. At Landlord's option, Landlord may make the required alteration, addition or change, and Tenant shall pay the cost thereof as Additional Rent. With respect to any alterations or additions as may be hereafter required due to a change in laws and unrelated to Tenant's specific use of the Premises or the Common Area. Tenant shall be required to pay a pro rata portion of the cost thereof, which amount shall be determined by multiplying the total cost by a fraction, the numerator of which is the number of months remaining in the Lease Term at the time of the alteration or addition, and the denominator of which is the number of months in the useful life of the alteration or addition. Tenant shall obtain prior to taking possession of the Premises any permits, licenses or other authorizations required for the lawful operation of its business at the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, regardless of whether Landlord be a party thereto or not, that Tenant has violated such ordinance, regulation, rule, requirement, recorded document or statute relating to the use, occupational safety, occupancy or condition of the Premises or the Common Area shall be conclusive of the fact of such violation by Tenant. Any alterations or additions undertaken by Tenant pursuant to this Paragraph 6.2 shall be subject to the requirements of Paragraph
13.1 below.

6.3 PROHIBITED USES. Tenant and Tenant's agents shall not commit or suffer to be committed any waste upon the Premises. Tenant and Tenant's agents shall not do or permit anything to be done in or about the Premises or Common Area which will in any way obstruct or interfere with the rights of any authorized users of the Common Area or occupants of neighboring property, or injure or annoy them. Tenant shall not conduct or permit any auction or sale open to the public to be held or conducted on or about the Premises or Common Area. Tenant and Tenant's agents shall not use or allow the Premises to be used for any unlawful, immoral or hazardous purpose or any purpose not permitted by this Lease, nor shall Tenant or Tenant's agents cause, maintain, or permit any nuisance in, on or about the Premises. Tenant and Tenant's agents shall not do or permit anything to be done in or about the Premises or Common Area nor bring or keep anything in the Premises or Common Area which will in any way increase the rate of any insurance upon the Premises or Common Area or any part thereof or any of its contents, or cause a cancellation of any insurance policy covering the Premises or Common Area or any part thereof or any of its contents, nor shall Tenant or Tenant's agents keep, use or sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance. In the event the rate of any insurance upon the Premises or Common Area or any part thereof or any of its contents is increased because of the acts or omissions of Tenant or Tenant's agents, Tenant shall pay, as Additional Rent, the full cost of such increase; provided, however this provision shall in no event be deemed to constitute a waiver of Landlord's right to declare a default hereunder by reason of such increase or of any other rights or remedies of Landlord in connection with such increase. Tenant and Tenant's agents shall not place any loads upon the floor, walls or ceiling of the Premises which would endanger the Premises or the structural elements thereof, nor place any harmful liquids in the drainage system of the Premises. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or Common Area except in enclosed trash containers. No materials, supplies, equipment, finished products (or semi-finished products), raw materials, or other articles of any nature shall be stored upon, or be permitted to remain on, any portion of the Common Area.

Tenant shall not allow any activity which in the reasonable opinion of Landlord is detrimental to the operation of the Common Area or to tenants of Landlord in other buildings located on the Common Area or upon real property owned by Landlord adjacent to the Common Area, including but not limited to any picketing, work stoppage, or other concerted activity. Landlord shall have the right to require Tenant, at Tenant's own expense and within a reasonable period of time, to use Tenant's best efforts to terminate or control any such picketing, work stoppage or other concerted activity to the extent necessary to eliminate any interference with the operation of the Common Area or such tenants. Failure by Tenant to use its best efforts to do so shall be a Default by Tenant. Nothing contained in this paragraph shall be construed as placing Landlord in an employer-employee relationship with any of Tenant's employees or with any other employees who may be involved in such activity.

7.  TAXES

7.1 PERSONAL PROPERTY TAXES. Tenant shall cause Tenant's trade fixtures, equipment, furnishings, furniture, merchandise, inventory, machinery, appliances and other personal property installed or located on the Premises (collectively the "personal property") to be assessed and billed separately from the Premises. Tenant shall pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon or against Tenant's personal property. If any of Tenant's personal property shall be assessed with the real property comprising the Common Area or with the Premises. Tenant shall pay to Landlord, as Additional Rent, the amounts attributable to Tenant's personal property within ten (10) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property. Tenant shall comply with the provisions of any law, ordinance, rule or regulation of taxing authorities which require Tenant to file a report of Tenant's personal property located on the Premises.

7.2 OTHER TAXES PAYABLE SEPARATELY BY TENANT. Tenant shall pay (or reimburse Landlord, as Additional Rent, if Landlord is assessed), prior to delinquency or within ten (10) days after receipt of Landlord's statement thereof, any and all taxes, levies, assessments or surcharges payable by Landlord or Tenant (other than Landlord's net income, succession, transfer, gift, franchise, estate or inheritance taxes, and Taxes, as that term is defined in Paragraph 7.3(a) below, payable as an Operating Expense), whether or not now customary or within the contemplation of the parties hereto, whether or not now in force or which may hereafter become effective, including but not limited to taxes:

  (a) Upon, allocable to, or measured by the area of the Premises or the Rentals payable hereunder, including without limitation any gross income, gross receipts, excise, or other tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such Rentals;

  (b) Upon or with respect to the use, possession, occupancy, leasing, operation and management of the Premises or any portion thereof;

  (c) Upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

  (d) Imposed as a means of controlling or abating environmental pollution or the use of energy, including, without limitation, any parking taxes, levies or charges or vehicular regulations imposed by any governmental agency. Tenant shall also pay, prior to delinquency, all privilege, sales, excise, use, business, occupation, or other taxes, assessments, license fees, or charges levied, assessed or imposed upon Tenant's business operations conducted at the Premises.

In the event any such taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rental after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

7.3 COMMON TAXES.

   (a) DEFINITION OF TAXES. The term "Taxes" as used in this Lease shall collectively mean (to the extent any of the following are not paid by Tenant pursuant to Paragraphs 7.1 and 7.2 above) all real estate taxes; personal property taxes; taxes based on vehicles utilizing parking areas on the Common Area; taxes computed or based on rental income or on the square footage of the Premises (including without limitation any municipal business tax but excluding federal, state and municipal net income taxes); environmental surcharges; excise taxes; gross receipts taxes; sales and/or use taxes; employee taxes; water and sewer taxes, levies, assessments and other charges in the nature of taxes or assessments (including, but not limited to, assessments for public improvements or benefit), but excluding assessments existing as of the Date of Lease set forth in Paragraph 1.3, and all other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing and which during the Lease Term are laid, levied, assessed or imposed upon Landlord and/or become a lien upon or chargeable against the Premises and/or Common Area under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental, quasi-governmental or special district authority whatsoever. The term "environmental surcharges'' shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or imposed by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy in regard to the use, operation or occupancy of the Premises and/or the Common Area. The term "Taxes" shall include (to the extent the same are not paid by Tenant pursuant to Paragraphs 7.1 and 7.2 above), without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever upon or with respect to the use, possession, occupancy, leasing, operation or management of the Premises and/or Common Area or in lieu of or equivalent to any Taxes set forth in this Paragraph 7.3(a). In the event any such taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rental after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

(b) OPERATING EXPENSE. All Taxes which are levied or assessed or which become a lien upon the Premises and/or Common Area or which become due or accrue during the Lease Term shall be an Operating Expense, and Tenant shall pay as Additional Rent each month during the Lease Term 1/12th of such Taxes, based on Landlord's estimate thereof, pursuant to Paragraph 12 below. Taxes during any partial tax fiscal year(s) within the Lease Term shall be prorated according to the ratio which the number of days during the Lease Term or of actual occupancy of the Premises by Tenant, whichever is greater, during such year bears to 365.

8. INSURANCE; INDEMNITY; WAIVER

8.1 INSURANCE BY LANDLORD.

(a) Landlord shall, during the Lease Term, procure and keep in force the following insurance, the cost of which shall be an Operating Expense, payable by tenant pursuant to Paragraph 12 below:

    (i) Property Insurance. "All risk" property insurance, including, without limitation, coverage for earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; full coverage plate glass insurance; and demolition. Increased cost of construction and contingent liability from change in building laws on the Premises and Common Area, including any improvements or fixtures constructed or installed on the Premises and Common Area by Landlord. Such insurance shall be in the full amount of the replacement cost of the foregoing, with reasonable deductible amounts, which deductible amounts shall be an Operating Expense, payable by Tenant pursuant to Paragraph 12. Such insurance shall also include rental income insurance, insuring that one hundred percent (100%) of the Rentals (as the same may be adjusted hereunder) will be paid to Landlord for a period of up to twelve (12) months if the Premises are destroyed or damaged, as may be required by any beneficiary of a deed of trust or any mortgagee of any mortgage affecting the Premises. Such insurance shall not cover any leasehold improvements installed in the Premises by Tenant at its expense, or Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises; and

    (ii) Other. Such other insurance as Landlord deems necessary and prudent.

8.2 INSURANCE BY TENANT. Tenant shall, during the Lease Term, at Tenant's sole cost and expense, procure and keep in force the following insurance:

  (a) n/a.

  (b) LIABILITY INSURANCE. Comprehensive general liability insurance for the mutual benefit of Landlord and Tenant, against any and all claims for personal injury, death or property damage occurring in, or about the Premises and Common Area (and Tenant's operations on the Premises), or arising out of Tenant's or Tenant's agents' use of the Common Area or use or occupancy of the Premises. Such insurance shall have a combined single limit of not less than Three Million Dollars ($3,000,000). Such insurance shall contain a cross-liability (severability of interests) clause and an extended liability endorsement, including blanket contractual coverage. The minimum limits specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time to meet changed circumstances, including without limitation to reflect (i) changes in the purchasing power of the dollar, (ii) changes indicated by the amount of plaintiffs' verdicts in personal injury actions in the State of California, or (iii) changes consistent with the standards required by other landlords in the county in which the Premises are located. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto. As long as General Signal Corporation, a New York corporation ("General Signal"), is the guarantor of Tenant's obligations hereunder, the minimum amounts of insurance required by Landlord shall not exceed the amount of coverage carried by General Signal for itself and its subsidiaries, which shall in no event be less than Three Million Dollars ($3,000,000).

  (c) OTHER. Such other insurance as required by law, including, without limitation, workers' compensation insurance.

  (d) FORM OF THE POLICIES. The policies required to be maintained by Tenant pursuant to Paragraphs 8.2(a), (b), and (c) above shall be with companies, on forms, with deductible amounts (if any), and loss payable clauses reasonably satisfactory to Landlord, shall include Landlord and the beneficiary or mortgagee of any deed of trust or mortgage encumbering the Premises and/or the real property comprising the Common Area as additional insureds, and shall provide that such parties may, although additional insureds, recover for any loss suffered by Tenant's negligence. Certified copies of policies or certificates of insurance shall be delivered to Landlord prior to the Commencement Date; a new policy or certificate shall be delivered to Landlord at least thirty (30) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and to Tenant as required by this Lease. Tenant shall obtain a written obligation on the part of Tenant's insurer(s) to notify Landlord and any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises and/or the real property comprising the Common Area in writing of any delinquency in premium payments and at least thirty (30) days prior to any cancellation or modification of any policy. It is contemplated by the parties that the insurance required pursuant to this Paragraph 8.2 shall be procured and maintained by General Signal for itself and its subsidiaries.

8.3 FAILURE BY TENANT TO OBTAIN INSURANCE. If Tenant does not take out the insurance required pursuant to Paragraph 8.2 or keep the same in full force and effect, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord, as Additional Rent, the amount so paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all reasonable expenses (including attorneys' fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

8.4 INDEMNIFICATION. Tenant shall indemnify, hold harmless, and defend Landlord (except for Landlord's negligence or willful misconduct) against all claims, losses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Premises or Common Area, if caused or contributed to by Tenant or Tenant's agents, or arising out of any occurrence in, upon or at the Premises or on account of the use, condition, occupational safety or occupancy of the Premises. Such indemnification shall include and apply to attorneys' fees, investigation costs, and other costs actually incurred by Landlord. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this Paragraph 8.4 shall survive Lease Termination with respect to any damage, injury, death, breach or default occurring prior to such termination. This Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, occupational safety or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or Tenant's agents. The provisions of this Paragraph 8.4 shall not apply to any damage or injury caused by Landlord's willful misconduct or negligence.

8.5 CLAIMS BY TENANT. Landlord shall not be liable to Tenant, and Tenant waives all claims against Landlord, for injury or death to any person, damage to any property, or loss of use of any Property in the Premises or Common Area by and from all causes, including without limitation, any defect in the Premises or Common Area and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage or injury results from conditions arising upon the Premises or Common Area or from other sources. Landlord shall not be liable for any damamges arising from any act or neglect of any other user of the Common Area. Tenant or Tenant's agents shall promptly notify the Landlord in writing of any known defect in the Premises or Common Area. The provisions of this Paragraph
8.5 shall not apply to any damage or injury caused by the Landlord's willful misconduct or negligence.

8.6 MUTUAL WAIVER OF SUBROGATION. Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense or injury to the Premises or the Common Area, or to the furnishings, equipment, inventory or other property of either the Landlord or Tenant in, about or upon the Premises or the Common Area, which is caused by or results from perils, events or happenings which are the subject of issuance carried by the respective parties pursuant to this Paragraph 8 and in force at the time of any such loss, whether due to the negligence of the other party or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.

9. UTILITIES. Tenant shall pay during the Lease Term and prior to delinquency all charges for water, gas, light, heat, power, electricity, telephone or other communication service, janitorial service, trash pick-up, sewer and all other services supplied to or consumed on the Premises (collectively the "Services") and all taxes, levies, fees, or surcharges therefor. Tenant shall arrange for Services to be supplied to the Premises and shall contract for all of the Services in Tenant's name prior to the Commencement Date. The Commencement Date shall not be delayed by reason of any failure by Tenant to so contract for Services. In the event that any of the Services cannot be separately billed or metered to the Premises, or if any of the Services are not separately metered as of the Commencement Date, the cost of such Services shall be an Operating Expense and Tenant shall pay such cost to Landlord, as Additional Rent, as provided in Paragraph 12 below. The lack or shortage of any Services due to any cause whatsoever shall not affect any obligation of Tenant hereunder, and Tenant shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all Rentals due hereunder, all without diminution, credit or deduction.

10. MAINTENANCE AND REPAIRS

10.1 LANDLORD'S RESPONSIBILITIES. Landlord, at Landlord's sole cost and expense, shall reseal and restripe the existing parking lot and wash the exterior brick of the Building prior to the Commencement Date. Subject to the provisions of Paragraph 15 below, Landlord shall maintain in reasonably good order and repair the structural roof and roof surface, structural and exterior walls (including painting thereof) and foundations of the Premises, except for any repairs required because of the wrongful act of Tenant or Tenant's agents, which repairs shall be made at the expense of Tenant and as Additional Rent. In addition, Landlord may elect at any time, at its option, to maintain the heating and air conditioning systems of the Premises. Tenant shall give prompt written notice to Landlord of any known maintenance work required to be made by Landlord pursuant to this Paragraph 10.1. The costs of repairs and maintenance which are the obligation of Landlord hereunder or which Landlord elects to perform hereunder (excluding the costs of maintenance of the foundations, structural walls, structural roof and roof surface, which shall be paid by Landlord, except for any repairs required because of the wrongful act of Tenant or Tenant's agents, which repairs shall be made at the expense of Tenant and as Additional Rent) shall be an Operating Expense and Tenant shall pay such costs to Landlord as Additional Rent, as provided in Paragraph 12 below.

To the extent any labor dispute in which Tenant is involved or of which Tenant is the object interferes with the performance of Landlord's duties hereunder, Landlord shall be excused from the performance of such duties during the period of such interference.

10.2 TENANT'S RESPONSIBILITIES. Except as expressly provided in Paragraph 10.1 above, and except for any repairs required because of the wrongful act of Landlord or Landlord's agents, which repairs shall be made at the expense of Landlord, tenant shall, at its sole cost, maintain the entire Premises and every part thereof, including without limitation, windows, skylights, window frames, plate glass, freight docks, doors and related hardware, interior walls and partitions, and the electrical, plumbing, lighting, heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems pursuant to Paragraph 10.1 above) in good order, condition and repair. If Landlord has not elected to keep and maintain the heating and air conditioning systems, Tenant shall deliver to Landlord, every six (6) months during the Lease Term, a certificate of maintenance or its equivalent, signed by a licensed HVAC repair and maintenance contractor and statng that the heating and air conditioning systems servicing the Premises have been inspected, serviced and are in good order, condition and repair. Tenant's failure to deliver said certificate or its equivalent shalal be a Default by Tenant. If Tenant fails to make repairs or perform maintenance work required of Tenant hereunder or to commence and deligently pursue the same to completion within ten
(10) working days after notice from Landlord specifying the need for such repairs or maintenance work. Landlord or Landlord's agents may, in addition to all other rights and remedies available hereunder or by law and without waiving any alternative remedies, enter into the Premises and make such repairs and/or perform such maintenance work. If Landlord makes such repairs and/or performs such maintenance work, Tenant shall reimburse Landlord upon demand and as Additional Rent, for the cost of such repairs and/or maintenance work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant or Tenant's agents as a result of Landlord performing any such repairs or maintenance, except for damage, inconvenience or interference caused by Landlord's willful misconduct or negligence, Tenant shall reimburse Landlord, on demand and as Additional Rent, for the cost of damage to the Premises and/or Common Area caused by Tenant or Tenant's agents. Tenant expressly waives the benefits of any statute now or hereafter in effect (including without limitation the provisions of subsection 1 of Section 1932, Section 1941 and Section 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter in effect) which would otherwise afford Tenant the right to make repairs at Landdlord's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good and sanitary order.


11. COMMON AREA

11.1 IN GENERAL. Subject to the terms and conditions of this Lease and such reasonable rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's agents shall have the nonexclusive right to use during the Lease Term the access roads, sidewalks, landscaped areas and other facilities on the Common Area. This right to use the Common Area shall terminate upon Lease Termination. Neither Tenant nor Tenant's agents shall at any time park or permit the parking of their vehicles in any portion of the Common Area not designated by Landlord as a parking area.

Landlord reserves the right from time to time to make reasonable changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of all or any portion of the Common Area and to reasonably amend such rules and regulations from time to time, with or without advance notice, as may be reasonably appropriate. Any amendments to the rules and regulations shall be effective as to Tenant, and binding on Tenant, upon delivery of a copy of such rules and regulations to Tenant. Tenant and Tenant's agents shall observe such rules and regulations and any failure by Tenant or Tenant's agents to observe and comply with the rules and regulations shall be a Default by Tenant.
Landlord shall not be responsible for the nonperformance of the rules and regulations by any tenants or occupants of the buildings or improvements which now exist or may hereafter be constructed upon the Common Area or upon the real property owned by Landlord adjacent to the Common Area or by any other user authorized by Landlord.

Landlord furthermore reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's agents which are parked in violation of the provisions of this Paragraph 11.1 or in violation of Landlord's rules and regulations relating to parking, to be towed away at Tenant's cost.

Landlord shall have the right to close, at reasonable times, all or any portion of the Common Area for any reasonable purpose, including without limitation, the prevention of a dedication thereof, or the accrual of rights of any person or public therein.

11.2 MAINTENANCE BY LANDLORD. Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the sole discretion of Landlord. The cost of such maintenance, operation and management, shall be an "Operating Expense", and Tenant shall pay such costs to Landlord, as Additional Rent, as provided in Paragraph 12 below. Alternatively, Landlord may elect at any time, at its option, to require Tenant to operate, manage and maintain all or any portion of the Common Area. If Landlord so elects, Tenant shall operate, manage and maintain that portion of the Common Area designated by Landlord, at Tenant's sole cost and expense.

12. OPERATING EXPENSES

12.1 DEFINITION. "Operating Expense" or "Operating Expenses" as used in this Lease shall mean and include all items identified in other paragraphs of this Lease as an Operating Expense and the total cost paid or incurred by Landlord for the operation, maintenance, repair, and management of the Premises and Common Area, which costs shall include, without limitation; the cost of Services and utilities supplied to the Premises and Common Area (to the extent the same are not separately charged or metered to Tenant; water; sewage; fuel; electricity; lighting systems; fire protection systems; storm drainage and sanitary sewer systems; HVAC including air conditioning (to the extent the heating and air-conditioning systems in the Premises are not maintained by Tenant at Tenant's sole cost and expense); maintenance and repair of the floor slab; property insurance covering the Premises and any other insurance carried by Landlord pursuant to Paragraph 8 above; cleaning, sweeping, striping, resurfacing of parking and driveway areas; cleaning the Common Area following storms or other severe weather; cleaning and repairing of sidewalks, curbs, stairways; costs related to irrigation systems; the cost of complying with rules, regulations and orders of governmental authorities, including, without limitation, maintenance, alterations and repairs required in connection therewith; costs related to landscape maintenance; and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses. Operating Expenses shall also include a management fee to Landlord in an amount equal to ten percent (10%) of the total Operating Expenses. The specific examples of Operating Expenses stated in this Paragraph
12.1 are in no way intended to and shall not limit the costs comprising Operating Expenses, nor shall such examples be deemed to obligate Landlord to incur such costs or to provide such services or to take such actions except as Landlord may be expressly required in other portions of this Lease, or except as Landlord, in its sole discretion, may elect. All costs incurred by Landlord in good faith for the operation, maintenance, repair and management of the Premises and Common Area shall be deemed conclusively binding on Tenant. The provisions of this Paragraph 12.1 shall be subject and subordinate to any conflicting provisions in this Lease, including but not limited to the provisions of Paragraph 10.1

12.2 PAYMENT OF OPERATING EXPENSES BY TENANT. Tenant shall pay the Operating Expenses to Landlord as Additional Rent and without deduction or offset. Payment of Operating Expenses by Tenant shall be made by whichever of the following methods is from time to time designated by Landlord, and Landlord may change the method of payment at any time. Operating Expenses actually incurred or paid by Landlord but not theretofore billed to Tenant, as invoiced by Landlord, shall be payable by Tenant within ten (10) days after receipt of Landlord's invoice, but not more often than once each calendar month. Alternatively, Tenant's payment of Operating Expenses shall be based upon Landlord's estimate of Operating Expenses and shall be payable in equal monthly installments in advance on the first day of each calendar month commencing with the month following receipt of Landlord's estimate (and subject to Landlord's right to change the method of payment). Within ninety (90) days after the end of each calendar year (or at Lease Termination) Landlord shall furnish Tenant a statement showing the actual Operating Expenses for the period to which Landlord's estimate pertains and shall concurrently either bill Tenant for the balance due (payable upon demand by Landlord) or credit Tenant's account for the excess previously paid.

13. ALTERATIONS AND IMPROVEMENTS

13.1 IN GENERAL. Tenant shall not make, or permit to be made, any alterations, changes, enlargements, improvements or additions (collectively "alterations") in, on, about or to the Premises, or any part thereof, including alterations required pursuant to Paragraph 6.2, without the prior written consent of Landlord which consent shall not be unreasonably withheld and without acquiring and complying with the conditions of all permits required for such alterations by any governmental authority having jurisdiction thereof. The term "alterations" as used in this Paragraph 13 shall also include all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, and partitioning in the Premises made by Tenant, regardless of how affixed to the Premises. As a condition to the giving of its consent, Landlord may impose such requirements which may be reasonably necessary, including without limitation, the manner in which the work is done; a right of approval of the contractor by whom the work is to be performed; the requirement that Tenant post a completion bond in an amount and form reasonably satisfactory to Landlord; and the requirement that Tenant reimburse Landlord, as Additional Rent, for Landlord's actual costs incurred in reviewing any proposed alteration, whether or not Landlord's consent is granted. In the event Landlord consents to the making of any alterations by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, in accordance with the plans and specifications approved by Landlord. Tenant shall give written notice to Landlord five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and prior to the commencement of any work or improvement on the Premises. Any alterations to the Premises made by Tenant shall be made in accordance with applicable laws, ordinances, regulations and codes and in a first-class workmanlike manner. In making any such alterations, Tenant shall, at Tenant's sole cost and expense, file for and secure and comply with any and all permits or approvals required by any governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. In no event shall Tenant make any structural changes to the Premises or make any changes to the Premises which would weaken or impair the structural integrity of the Premises.

13.2 REMOVAL UPON LEASE TERMINATION. At the time Tenant requests Landlord's consent, Tenant shall request a decision from Landlord in writing as to whether Landlord will require Tenant, at Tenant's expense, to remove any such alterations and restore the Premises to their prior condition at Lease Termination. Landlord may defer such decision until Tenant's request for such decision prior to the expiration of the Lease Term as described below. In the event Tenant failed to earlier obtain Landlord's written decision as to whether Tenant will be required to remove any alteration, or in the event Landlord elected to defer such decision, then no less than ninety (90) nor more than one hundred twenty (120) days prior to the expiration of the Lease Term. Tenant by written notice to Landlord shall request Landlord to inform Tenant whether or not Landlord desires to have any alterations made to the Premises by Tenant removed at Lease Termination. Following receipt of such notice, Landlord may elect to have all or a portion of Tenant's alterations removed from the Premises at Lease Termination, and Tenant shall, at its sole cost and expense, remove at Lease Termination such alterations designed by Landlord for removal and repair all damage to the Premises and Common Area arising from such removal. In the event Tenant fails to so request Landlord's decision or fails to remove any alterations designated by Landlord for removal. Landlord may remove any alterations made to the Premises by Tenant and repair all damage to the Premises and Common Area arising from such removal, and may recover from Tenant all reasonable costs and expenses incurred thereby. Tenant's obligation to pay such costs and expenses to Landlord shall survive Lease Termination. Unless Landlord elects to have Tenant remove (or, upon Tenant's failure to obtain Landlord's decision, Landlord removes) any such alterations, all such alterations, except for moveable furniture and trade fixtures of Tenant, shall become the property of Landlord upon Lease Termination (without any payment therefor) and remain upon and be surrendered with the Premises at Lease Termination.

13.3 LANDLORD'S IMPROVEMENTS. All fixtures, improvements or equipment which are installed, constructed on or attached to the Premises or Common Area by Landlord shall be a part of the realty and belong to Landlord.

14. DEFAULT AND REMEDIES

14.1 EVENTS OF DEFAULT. The term "Default by Tenant" as used in this Lease shall mean the occurrence of any of the following events:

     (a) Tenant's failure to pay when due any Rentals;

     (b) Tenant's vacation or abandonment of the Premises;

     (c) Commencement and continuation for at least thirty (30) days of any case, action or proceeding by, against or concerning Tenant under any federal or state bankruptcy, insolvency or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Tenant, whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

     (d) Voluntary or involuntary appointment of a receiver, trustee, keeper, or other person who takes possession for more than thirty (30) days of substantially all of Tenant's assets or of any asset used in Tenant's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

    (e) Execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgment creditors;

    (f) Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Tenant, if Tenant is a corporation or a partnership;

    (g) Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such unit continues for a period of ten (10) days;

    (h) Transfer or attempted Transfer of this Lease or the Premises by Tenant contrary to the provisions of Paragraph 24 below; or

    (i) Breach by Tenant of any term, covenant, condition, warranty, or other provision contained in this Lease or of any other obligation owing or due to Landlord.

  14.2 REMEDIES. Upon any Default by Tenant, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative;

    14.21 TERMINATION. Upon any Default by Tenant, Landlord shall have the right (but not the obligation) to give written notice to Tenant of such default, and terminate this Lease and Tenant's right to possession of the Premises if
    (i) such default is in the payment of Rentals and is not cured within five
    (5) working days after any such notice, or, (ii) with respect to the defaults referred to in subparagraphs 14.1(b), (e), (f), (h) and (i), such default is not cured within thirty (30) days after any such notice (or if a default under subparagraphs 14.1(b) or (i) cannot be reasonably cured within thirty (30) days, if Tenant does not commence to cure the default within the thirty (30) day period or does not diligently and in good faith prosecute the cure to completion), or, (iii) with respect to the defaults specified in subparagraphs 14.1(c), (d) and (g) such default is not cured within the respective time periods specified in those subparagraphs. The parties agree that any notice given by Landlord to Tenant pursuant to this Paragraph
    14.2.1 shall be sufficient notice for purposes of California Code of Civil Procedure Section 1151 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. Upon termination of this Lease and Tenant's right to possession of the Premises, Landlord shall have the right to recover from Tenant;

     (a) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which the Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the Rentals for the balance of the Lease Term after the time of award exceed the amount of such rental loss that Tenant proves could be reasonably avoided;

     (d) Any other amounts necessary to compensate Landlord for all detriment proximately caused by the Default by Tenant or which in the ordinary course of events would likely result, including without limitation the following;

       (i)   Expenses in retaking possession of the Premises;
       (ii)  Expenses for cleaning, repairing or restoring the Premises;
       (iii) Any unamortized real estate brokerage commission paid in connection with this Lease;
       (iv) Expenses for removing, transporting, and storing any of Tenant's property left at the Premises (although Landlord shall have no obligation to remove, transport, or store any such property);
       (v) Expenses of reletting the Premises, including without limitation, brokerage commissions and attorneys' fees;
       (vi)  Attorneys' fees and court costs; and
       (vii) Costs of carrying the Premises such as repairs; maintenance, taxes and insurance premiums, utilities and security precautions (if any).

     (e) The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) of this Paragraph 14.2.1 is computed by allowing interest at an annual rate equal to the greater of: 10%; or 5% plus the rate established by the Federal Reserve Bank of San Francisco, as of the 25th day of the month immediately preceding the Default by Tenant, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended, not to exceed the maximum rate allowable by law.

  14.2.2 CONTINUANCE OF LEASE. Upon any Default by Tenant and unless and until Landlord elects to terminate this Lease pursuant to Paragraph 14.2.1 above, this Lease shall continue in effect after the Default by Tenant and Landlord may enforce all its rights and remedies under this Lease, including without limitation, the right to recover payment of Rentals as they become due. Neither efforts by Landlord to mitigate damages caused by a Default by Tenant nor the acceptance of any Rentals shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including the rights and remedies specified in Paragraph 14.2.1 above.


15. DAMAGE OR DESTRUCTION

15.1 DEFINITION OF TERMS. For the purposes of this Lease, the term: (a) "Insured Casualty" means damage to or destruction of the Premises from a cause actually insured against, for which the insurance proceeds paid or made available to Landlord are sufficient to rebuild or restore the Premises under then-existing building codes to the condition existing immediately prior to the damage or destruction; and (b) "Uninsured Casualty" means damage to or destruction of the Premises from a cause not actually insured against, or from a cause actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then-existing building codes to the condition existing immediately prior to the damage or destruction, or from a cause actually insured against but for which the insurance proceeds are not paid or made available to Landlord within sixty (60) days of the event of damage or destruction.


15.2 INSURED CASUALTY.

  15.2.1 REBUILDING REQUIRED. In the event of an Insured Casualty where the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises, Landlord shall rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, provided that there exist no governmental codes or regulations that would interfere with Landlord's ability to so rebuild or restore.

  15.2.2 LANDLORD'S ELECTION. In the event of an Insured Casualty where the extent of damage or destruction is equal to or greater than twenty percent (20%) of the then full replacement cost of the Premises, Landlord may, at its option and at its sole discretion, rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, or terminate this Lease. Landlord shall notify Tenant in writing within sixty
  (60) days from the event of damage or destruction of Landlord's election to either rebuild or restore the Premises or terminate this Lease.

  15.2.3 CONTINUANCE OF LEASE. If Landlord is required to rebuild or restore the Premises pursuant to Paragraph 15.2.1 or if Landlord elects to rebuild or restore the Premises pursuant to Paragraph 15.2.2, this Lease shall remain in effect and Tenant shall have no claim against Landlord for compensation for inconvenience or loss of business during any period of repair or restoration.


15.3  UNINSURED CASUALTY.

  15.3.1 LANDLORD'S ELECTION. In the event of an Uninsured Casualty, Landlord may, at its option and at its sole discretion (i) rebuild or restore the Premises as soon as reasonably possible at Landlord's expense (unless the damage or destruction was caused by a negligent or willful act of Tenant, in which event Tenant shall pay all costs of rebuilding or restoring), in which event this Lease shall continue in full force and effect or (ii) terminate this Lease, in which event Landlord shall give written notice to Tenant within sixty (60) days after the event of damage or destruction of Landlord's election to terminate this Lease as of the date of the event of damage or destruction, and if the damage or destruction was caused by a negligent or willful act to Tenant. Tenant shall be liable therefor to Landlord.

15.3.2 TENANTS ABILITY TO CONTINUE LEASE. If Landlord elects to terminate this Lease and the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises or the proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then-existing building codes to the condition existing immediately prior to the damage or destruction, and if there exist no governmental codes or regulations that would interfere with Landlord's ability to so repair or restore, then Tenant may nevertheless cause the Lease to continue in effect by (i) notifying Landlord in writing within ten (10) days of Landlord's notice of termination of Tenant's agreement to pay all costs of rebuilding or restoring not covered by insurance, and (ii) providing Landlord with reasonable security for or assurance of such payment. Tenant shall pay to Landlord in cash no later than thirty (30) days prior to the date of commencement of construction the reasonable estimated cost of rebuilding or restoring. In the event Tenant fails to pay such cost to Landlord by the date specified. Landlord may immediately terminate the Lease and recover from Tenant all costs incurred by Landlord in preparation for construction. If the actual cost of rebuilding or restoring exceeds the estimated cost of such work, Tenant shall pay the difference to Landlord in cash upon notification by Landlord of the final cost. If the cost of rebuilding or restoring is less than the estimated cost of such work. Tenant shall be entitled to a refund of the difference upon completion of the rebuilding or restoring and determination of final cost.

15.4 TENANT'S ELECTION. Notwithstanding anything to the contrary contained in this Paragraph 15, Tenant may elect to terminate this Lease in the event the Premises are damaged or destroyed and, in the reasonable opinion of Landlord's architect or construction consultants, the restoration of the Premises cannot be substantially completed within one hundred eighty (180) days after the event of damage or destruction. Tenant's election shall be made by written notice to Landlord within ten (10) days after Tenant receives from Landlord the estimate of the time needed to complete repair or restoration of the Premises. If Tenant does not deliver said notice within said ten (10) day period. Tenant may not later terminate this Lease even if substantial completion of the rebuilding or restoration occurs subsequent to said one hundred eighty (180) day period, provided that Landlord is proceeding with diligence to rebuild or restore the Premises. If Tenant delivers said notice within said ten (10) day period, this Lease shall terminate as of the date of the event of damage or destruction.

15.5 DAMAGE OR DESTRUCTION NEAR END OF LEASE TERM. Notwithstanding anything to the contrary contained in this Paragraph 15, in the event the Premises are damaged or destroyed in whole or in part (regardless of the extent of damage) from any cause during the last twelve (12) months of the Lease Term, Landlord may, at Landlord's option, terminate this Lease as of the date of the event of damage or destruction by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the event of such damage or destruction. For purposes of this Paragraph 15.4, if Tenant has been granted an option to extend or renew the Lease Term pursuant to another provision of this Lease, then the damage or destruction shall be deemed to have occurred during the last twelve (12) months of the Lease Term if Tenant fails to exercise its option to extend or renew within twenty (20) days of the event of damage or destruction.

15.6 TERMINATION OF LEASE. If the Lease is terminated pursuant to this Paragraph 15, the unused balance of the Security Deposit shall be refunded to Tenant. The current Rent shall be proportionately reduced during the period following the event of damage or destruction until the date on which Tenant surrenders the Premises, based upon the extent to which the damage or destruction interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord, to the extent such loss is covered as an insured peril by the insurance carried by Landlord pursuant to Paragraph 8.1. All other Rentals due hereunder shall continue unaffected during such period. The proceeds of insurance carried by Tenant pursuant to Paragraph 8.2 shall be paid to Landlord and Tenant, as their interests appear.

15.7 ABATEMENT OF RENTALS. If the Premises are to be rebuilt or restored pursuant to this Paragraph 15, the then current Rent shall be proportionately reduced during the period of repair or restoration, based upon the extent to which the making of repairs interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord, to the extent such loss is covered as an insured peril by the insurance carried by Landlord pursuant to Paragraph 8.1. All other Rentals due hereunder shall continue unaffected.

15.8 LIABILITY FOR PERSONAL PROPERTY. In no event shall Landlord have any liability for, nor shall it be required to repair or restore, any injury or damage to any improvements, alterations or additions to the Premises made by Tenant, trade fixtures, equipment, merchandise, furniture, or any other property installed by Tenant or at the expense of Tenant.

15.9 WAIVER OF CIVIL CODE REMEDIES. Landlord and Tenant acknowledge that the rights and obligations of the parties upon damage or destruction of the Premises are as set forth herein; therefore Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction of the Premises, except as specifically provided by this Lease, including without limitation any rights pursuant to the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of
Section 1933 of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted, which provisions relate to the termination of the hiring of a thing upon its substantial damage or destruction.


16. CONDEMNATION

16.1 DEFINITION OF TERMS. For the purposes of this Lease, the term: (a) "Taking" means a taking of the Premises or Common Area or damage related to the exercise of the power of eminent domain and includes, without limitation, a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (b) "Total Taking" means the Taking of the entire Premises or so much of the Premises of Common Area as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, that in no event shall the Taking of less than twenty percent (20%) of the Premises be considered a Total Taking; (c) "Partial Taking" means the Taking of only a portion of the Premises or Common Area which does not constitute a Total Taking; (d) "Date of Taking" means the date upon which the title to the Premises or Common Area or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; (e) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

16.2 RIGHTS. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein.

16.3 TOTAL TAKING. In the event of a Total Taking during the Lease Term: (a) the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date of Taking; (b) Landlord shall refund to Tenant any prepaid Rent and the unused balance of the Security Deposit; (c) Tenant shall pay Landlord any Rentals due Landlord under the Lease, prorated as of the date of Taking; (d) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award those portions of the Award attributable to trade fixtures of Tenant; (e) the remainder of the Award shall be paid to and be the property of Landlord.

16.4 PARTIAL TAKING. In the event of a Partial Taking during the Lease Term that does not prevent Tenant from conducting its business in substantially the same manner as prior to the Partial Taking: (a) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (b) from and after the Date of Taking the Rent shall be an amount equal to the product obtained by multiplying the then market value of the Premises immediately prior to the Taking; (c) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (d) the remainder of the Award shall be paid to and be the property of Landlord.


17. LIENS

17.1 PREMISES TO BE FREE OF LIENS. Tenant shall pay for all labor and services performed for, and all materials used by or furnished to Tenant, Tenant's agents, or any contractor employed by Tenant with respect to the Premises. Tenant shall indemnify and hold Landlord harmless from and keep the Premises and Common Area free from any liens, claims, demands, encumbrances or judgments, including all costs, liabilities and attorneys' fees with respect thereto, created or suffered by reason of any labor of services performed for, or materials used by or furnished to Tenant or Tenant's agents or any contractor employed by Tenant will respect to the Premises, Landlord shall have the right, at all times, to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises and Common Area, and any other party having an interest therein, from mechanics' and materialmen's liens, including without limitation a notice of nonresponsibility. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

17.2 NOTICE OF LIEN: BOND. Should any claims of lien be filed against, or any action be commenced affecting the Premises, Tenant's interest in the Premises or the Common Area, Tenant shall give Landlord notice of such lien or action within five (5) business days after Tenant receives notice of the filing of the lien or the commencement of the action. In the event that Tenant shall not, within twenty days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien or posting of a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including reasonable attorneys' fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

18. LANDLORD'S RIGHT OF ACCESS TO PREMISES

Landlord reserves and shall have the right and Tenant and Tenant's agents shall permit Landlord and Landlord's agents to enter the Premises at any reasonable time for the purpose of (i) inspecting the Premises, (ii) performing Landlord's maintenance and repair responsibilities set forth herein, (iii) posting notices of non-responsibility, (iv) placing on the Premises ordinary "For Lease" signs at any time within ninety (90) days prior to Lease Termination, or at any time Tenant is in default hereunder, or at such other times as agreed to by Landlord and Tenant, (v) protecting the Premises in the event of an emergency, and (vi) exhibiting the Premises to prospective purchasers, lenders or tenants. In the event of an emergency, Landlord shall have the right to use any and all means which Landlord may deem proper to gain access to the Premises. Any entry to the Premises by Landlord or Landlord's agents in accordance with this Paragraph 18 or any other provision of this Lease shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rentals payable under this Lease. Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's or Landlord's agents' entry into the Premises as permitted by this paragraph 18 or any other provision of this Lease.

19. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

Except as otherwise expressly provided herein, if Tenant shall at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, Landlord may upon ten (10) days written notice to Tenant, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent that Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and reasonable costs in connection therewith shall be due and payable by Tenant as Additional Rent upon demand.

20. LENDER REQUIREMENTS

20.1 SUBORDINATION. This Lease, at Landlord's option, shall be subject and subordinate to the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount(s) whatsoever now or hereafter placed on or against or affecting the Premises and/or the real property comprising the Common Area or Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or beneficiary shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of such mortgage or deed of trust or the date of the recording thereof.

20.2 SUBORDINATION AGREEMENTS. Tenant shall execute and deliver, without charge therefor, such further instruments evidencing subordination of this Lease to the lien of any mortgages or deeds of trust affecting the Premises and/or real property comprising the Common Area as may be required by Landlord within ten
(10) days following Landlord's request therefor; provided that such mortgagee or beneficiary under such mortgage or deed of trust agrees in writing that this Lease shall not be terminated in the event of any foreclosure if Tenant is not in default under this Lease. Failure of Tenant to execute such instruments evidencing subordination of this Lease shall constitute a Default by Tenant hereunder.

20.3 APPROVAL BY LENDERS. Tenant recognizes that the provisions of this Lease may be subject to the approval of any financial institution that may make a loan secured by a new or subsequent deed of trust or mortgage affecting the Premises and/or real property comprising the Common Area. If the financial institution should require, as a condition to such financing, any modifications of this Lease in order to protect its security interest in the Premises, including without limitation, modification of the provisions relating to damage to and/or condemnation of the Premises, Tenant agrees to execute the appropriate amendments; provided, however, that no modification shall substantially change the size, location or dimension of the Premises, or increase the Rentals payable by Tenant hereunder or substantially increase or change Tenant's rights or obligations under the Lease. If Tenant refuses to execute any such amendment, Landlord may, in Landlord's discretion, terminate this Lease.

20.4 ATTORNMENT. In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord and covering the Premises and/or real property comprising the Common Area, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease, including, but not limited to, the quiet enjoyment provisions of Paragraph 39.

20.5 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

  (a) DELIVERY BY TENANT. Tenant shall, within ten (10) days following request by Landlord therefor and without charge, execute and deliver to Landlord any and all documents, estoppel certificates, and current financial statements of Tenant reasonably requested by Landlord in connection with the sale or financing of the Premises and/or real property comprising the Common Area, or reasonably requested by any lender making a loan affecting the Premises and/or real property comprising the Common Area. Landlord may require that Tenant in any estoppel certificate shall (i) certify that this Lease is unmodified and in full force and effect (or, if modified, state the nature of such modification and certify that this Lease, as so modified, is in full force and effect) and has not been assigned, (ii) certify the date to which Rentals are paid in advance, if any, (iii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specify such defaults if claimed, (iv) evidence the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises and/or real property comprising the Common Area or a purchaser of the Premises and/or real property comprising the Common Area from Landlord, (v) warrant that in the event any beneficiary of any security instrument encumbering the Premises and/or real property comprising the Common Area forecloses on the security instrument or sells the Premises and/or real property comprising the Common Area pursuant to any power of sale contained in such security instrument, such beneficiary shall not be liable for the Security Deposit, (vi) certify the date Tenant entered into occupancy of the Premises and that Tenant is conducting business at the Premises, (vii) certify that all improvements to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (viii) certify such other matters relating to the Lease and/or Premises as may be requested by a lender making a loan to Landlord or a purchaser of the Premises and/or real property comprising the Common Area from Landlord. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises and/or real property comprising the Common Area. Any financial statements of Tenant shall include an opinion of a certified public accountant (if available) and a balance sheet and profit and loss statement for the most recent fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied. Notwithstanding the foregoing, the most recent certified financial statements, balance sheet and profit and loss statement of General Signal shall satisfy the requirements of this Paragraph 20.5.

  (b) NONDELIVERY BY TENANT. Tenant's failure to deliver an estoppel certificate as required pursuant to Paragraph 20.5(a) above shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord and has not been assigned, (ii) there are now no uncured defaults in Landlord's performance, (iii) no Rentals have been paid in advance except those that are set forth in this Lease, (iv) no beneficiary of any security instrument encumbering the Premises and/or real property comprising the Common Area shall be liable for the Security Deposit in the event of a foreclosure or sale under such security instrument, (v) the improvements to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (vi) Tenant has entered into occupancy of the Premises on such date as may be represented by Landlord and is open and conducting business at the Premises. Tenant's failure to deliver any financial statements, estoppel certificates or other documents as required pursuant to Paragraph 20.5(a) above shall be a Default by Tenant.

21. HOLDING OVER
This Lease shall terminate without further notice at the expiration of the Lease Term. It is the desire of Landlord either to enter into a new lease with Tenant for the Premises prior to the expiration of the Lease Term, or to have Tenant vacate the Premises pursuant to Paragraph 35 below. Therefore, any holding over by Tenant after Lease Termination shall not constitute a renewal or extension of the Lease Term, nor give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after Lease Termination with the consent of Landlord shall be construed to be a tenancy from month to month, at 200% of the monthly Rent for the month preceding Lease Termination in addition to all Additional Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after Lease Termination without Landlord's consent, Tenant shall indemnify Landlord against any loss or liability resulting from Tenant's failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based on delay in the availability of the Premises.

22. NOTICES
Any notice required or desired to be given under this Lease shall be in writing, and all notices shall be given by personal delivery or mailing. All notices personally given on Tenant may be delivered to any person apparently in charge at the Premises or to the corporate officer or agent of Tenant if Tenant is a corporation, or on any one signatory party if more than one party signs this Lease on behalf of Tenant; any notice so given shall be binding upon all signatory parties as if served upon each such party personally. Any notice given pursuant to this Paragraph 22 shall be deemed to have been given when personally delivered, or if mailed, when seventy-two hours have elapsed from the time when such notice was deposited in the United States mail certified or registered mail and postage prepaid, addressed to the party at the last address given for purposes of notice pursuant to the provisions of this Paragraph 22. At the date of execution of this Lease, the addresses of Landlord and Tenant are set forth in Paragraph 1.11 above.

23. ATTORNEYS' FEES
In the event either party hereto shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rentals, to enforce an indemnity obligation, to terminate the tenancy of the Premises, or to enforce, protect, interpret, or establish any term, condition, or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover, as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury.

24. ASSIGNMENT, SUBLETTING AND HYPOTHECATION
24.1 IN GENERAL. Tenant shall not voluntarily sell, assign or transfer all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, sublease all or any part of the Premises, or permit all or any part of the Premises to be used by any person or entity other than Tenant or Tenant's employees, except as specifically provided in this Paragraph 24.

24.2 VOLUNTARY ASSIGNMENT AND SUBLETTING.

  (a) NOTICE TO LANDLORD. Tenant shall, by written notice, advise Landlord of Tenant's desire on a stated date (which date shall not be less than thirty
  (30) days nor more than ninety (90) days after the date of Tenant's notice) to assign this Lease or to sublet all or any part of the Premises for any part of the Lease Term. Said notice shall state that the notice constitutes an offer to terminate the Lease or Tenant's interest in the portion of the Premises specified pursuant to Paragraph 24.2(b) if the notice applies to a proposed assignment of the Lease or Tenant's interest therein, a proposed sublease of all or any part of the Premises for more than fifty percent (50%) of the remainder of the Lease Term, or a proposed sublease of more than fifty percent (50%) of the Premises for any period. Tenant's notice shall state the name, legal composition and address of the proposed assignee or subtenant, and Tenant shall provide the following information to Landlord with said notice:
  a true and complete copy of the proposed assignment agreement or sublease; financial statement of the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the assignment or sublease; the nature of the proposed assignee's or subtenant's business to be carried on in the Premises; the payments to be made or other consideration to be given on account of the assignment or sublease; a current financial statement of Tenant; and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed assignment or sublease and the prospective assignee or subtenant. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this Paragraph 24.2. Tenant shall immediately notify Landlord of any modification to the proposed terms of such assignment or sublease. Tenant may withdraw its notice at anytime prior to exercise by Landlord of Landlord's right to terminate as described in Paragraph 24.2(b).

(b) OFFER TO TERMINATE. If Tenant notifies Landlord of its desire to assign this Lease or any interest herein, to sublet all or any part of the Premises for more than fifty percent (50%) of the remainder of the Lease Term, or to sublet more than fifty percent (50%) of the Premises for any period. Tenant's notice shall constitute an offer to terminate this Lease or Tenant's interest in the portion of the Premises specified and Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate the Lease (i) entirely, in the event of a proposed assignment or a sublease of the entire Premises for the remainder of the Lease Term, (ii) as to the portion of the Premises which is the subject of a proposed sublease for more than fifty percent (50%) of the remainder, or (iii) as to the portion of the Premises which is the subject of a proposed sublease of more than fifty percent (50%) of the Premises for any period, as specified in Tenant's notice. For purposes of this Paragraph 24.2(b), (i) the term of a proposed sublease shall include all options to extend or renew, and (ii) a proposed sublease shall be deemed to be for the remainder of the Lease Term if the term of the proposed sublease will expire within one year of the end of the Lease Term. If Tenant's notice specifies all of the Premises and Landlord elects to terminate, this Lease shall terminate on the date stated in the notice given by Tenant pursuant to Paragraph 24.2(a), subject to any obligations which have accrued and are unfulfilled as of such date. If Tenant's notice specifies less than all of the Premises and Landlord elects to terminate, this Lease shall terminate on the date stated with respect to that portion of the Premises, and Base Rent and all other costs and expenses payable by Tenant hereunder shall be adjusted pro rata, based upon the number of net leaseable square feet retained by Tenant after the termination, compared to the total number of net leaseable square feet in the entire Premises excluding any areas of the Premises designated in the proposed sublease for ingress and egress and common areas, if any. The Lease as so amended shall continue thereafter in full force and effect. Landlord and Tenant shall execute an amendment to this Lease specifying the new Premises, the adjusted Base Rent, a reasonable method for apportioning maintenance and operating obligations based on the multi-tenant nature of the Premises, and Tenant's sharer of costs and expenses; provided, however, that failure by either party to execute such an amendment shall not affect the validity of this Lease.

(c) LANDLORD'S CONSENT. If Landlord does not exercise its right to terminate pursuant to Paragraph 24.2(b) within thirty (30) days after receipt of Tenant's notice or if a proposed sublease is not subject to the provisions of Paragraph 24.2(b), Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting, on the terms and conditions specified in said notice. If Tenant's notice fails to state that it constitutes an offer to terminate the Lease as may be required pursuant to Paragraph 24.2(a), such notice shall be deemed insufficient for the purposes of this Paragraph 24.2, and Landlord may withhold its consent to the proposed assignment or subletting in Landlord's absolute discretion. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed assignment or sublease, if Landlord withholds its consent where Tenant is in default at the time of the giving of Tenant's notice or at any time thereafter, or where the net worth of the proposed assignee or subtenant (according to generally accepted accounting principles) is substantially less than the greater of (i) the net worth of Tenant immediately prior to the assignment or sublease, (ii) or the net worth of Tenant at the time this Lease is executed, such withholding of consent shall be presumptively reasonable. Any and all rent paid by an assignee or subtenant, including, but not limited to, any rent in excess of the Rentals to be paid under this Lease (prorated in the event of a sublease of less than the entire Premises), shall be paid directly to Landlord, as Additional Rent, at the time and place specified in this Lease.* For the purposes of this Paragraph 24, the term "rent" shall include any consideration of any kind received, or to be received, by Tenant from an assignee or subtenant, if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to, key money, bonus money, and payments (substantially in excess of the fair market value thereof) for Tenant's assets, fixtures, trade fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest

*The foregoing notwithstanding, with respect to any sublease, all rents in excess of the Rentals to be paid under this Lease (prorated on the basis of the square footage of the subleased portion) shall be paid fifty percent (50%) to Landlord, as and when received, and fifty percent (50%) to Tenant, after deducting any advertising expenses, sublessee improvements or brokerage fees actually incurred by Tenant in connection therewith, amortized over the term of the sublease.

      of Tenant. Any assignment or subletting without Landlord's consent shall be voidable at Landlord's option, and shall constitute a Default by Tenant. Landlord's consent to any one assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 24 as to any subsequent assignment or sublease nor a consent to any subsequent assignment or sublease; further, unless the parties otherwise agree in writing. Landlord's consent to an assignment or sublease shall not release Tenant from Tenant's obligations under this Lease, and Tenant shall remain jointly and severally liable with the assignee or subtenant. If Landlord agrees to release Tenant from its obligations hereunder upon an assignment of the Lease, General Signal shall also be released from its obligations as guarantor.

      (d) ASSUMPTION OF OBLIGATIONS. In the event Landlord consents to any assignment, such consent shall be conditioned upon the assignee expressly assuming and agreeing to be bound by each of Tenant's covenants, agreements and obligations contained in this Lease, pursuant to a written assignment and assumption agreement in a form approved by Landlord. Landlord's consent to any assignment or sublease shall be evidenced by Landlord's signature on said assignment and assumption agreement or on said sublease or by a separate written consent. In the event Landlord consents to a proposed assignment or sublease, such assignment or sublease shall be valid and the assignee or subtenant shall have the right to take possession of the Premises only if an executed original of the assignment or sublease is delivered to Landlord, and such document contains the same terms and conditions as stated in Tenant's notice to Landlord given pursuant to Paragraph 24.2(a) above, except for any such modifications to which Landlord has consented in writing.

    24.3 COLLECTION OF RENT. Tenant hereby irrevocably gives to and confers upon Landlord, as security for Tenant's obligations under this Lease, the right, power and authority to collect all rents from any assignee or subtenant of all or any part of the Premises as permitted by this Paragraph 24, or otherwise, and Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; provided, however, that until the occurrence of any Default by Tenant or except as provided by the provisions of Paragraph 24.2(b) above. Tenant shall have the right to collect such rent. Upon the occurrence of any Default by Tenant, Landlord may at any time without notice in Landlord's own name sue for or otherwise collect such rent, including rent past due and unpaid, and apply the same, less costs and expenses of operations and collection, including reasonable attorneys' fees, toward Tenant's obligations under this Lease. Landlord's collection of such rents shall not constitute an acceptance by Landlord of attornment by such subtenants; in the event of a Default by Tenant, Landlord shall have all rights provided by this Lease and by law, and Landlord may, upon re-entry and taking possession of the Premises, eject all parties in possession or eject some and not others, or eject none, as Landlord shall determine in Landlord's sole discretion.

    24.4 NO BONUS VALUE. Subject to the provisions of Paragraph 24.2(c), it is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value, nor to serve as a vehicle whereby Tenant may profit by a future assignment or sublease of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein or any future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord.

    24.5 CORPORATIONS AND PARTNERSHIPS. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more of the partnership, any assignment(s) of fifty percent (50%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, any sale or transfer (or cumulative sales or transfers) of the capital stock of Tenant in excess of fifty percent (50%), or any sale (or cumulative sales) of all of the assets of Tenant shall be deemed an assignment of this Lease requiring the prior written consent of Landlord, provided that no such consent will be required as long as General Signal continues to be the guarantor of the Lease. Any such withdrawal or substitution of partners or assignment of any interest in or dissolution of a partnership tenant, and any such sale of stock or assets of a corporate tenant without the prior written consent of Landlord shall be a Default by Tenant hereunder. The foregoing notwithstanding, the sale or transfer of any or all of the capital stock of a corporation, the capital stock of which is now or hereafter becomes publicly traded, shall not be deemed an assignment of this Lease.

    24.6 REASONABLE PROVISIONS. Tenant expressly agrees that the provisions of this Paragraph 24 are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time.

    24.7 ATTORNEYS' FEES. Tenant shall pay, as Additional Rent, Landlord's actual attorneys' fees for reviewing, investigating, processing and/or documenting any requested assignment or sublease, whether or not Landlord's consent is granted.

    24.8 INVOLUNTARY TRANSFER. No interest of Tenant in this Lease shall be assignable by operation of law, including, without limitation, the transfer of this Lease by testacy or intestacy. Each of the following acts shall be considered an involuntary assignment:

      (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or a proceeding under the Bankruptcy Act is instituted in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankruptor insolvent, or makes an assignment for the benefit of creditors;

      (b) Levy of a writ of attachment or execution on this Lease;

      (c) Appointment of a receiver with authority to take possession of the Premises in any proceeding or action to which Tenant is a party; or (d) Foreclosure of any lien affecting Tenant's interest in the Premises, which lien was not consented to by Landlord pursuant to Paragraph 24.9.

    An involuntary assignment shall constitute a Default by Tenant and Landlord shall have the right to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. In the event the Lease is not terminated, the provision sof Paragraph 24.2(c) regarding rents paid by an assignee or subtenant and Paragraph 24.4 shall apply. If a writ of attachment or execution is levied on this Lease, or if any involuntary proceeding in bankruptcy is brought against Tenant or a receiver is appointed. Tenant shall have sixty (60) days in which to cause the attachment or execution to be removed, the involuntary proceeding dismissed, or the receiver removed.

    24.9 HYPOTHECATION. Tenant shall not hypothecate, mortgage or encumber Tenant's interest in this Lease or in the Premises or otherwise use this Lease as a security device in any manner without the consent of Landlord, which consent Landlord may withhold in its absolute discretion. Consent by Landlord to any such hypothecation or creation of a lien or mortgage shall not constitute consent to an assignment or other transfer of this Lease following foreclosure of any permitted lien or mortgage.

    24.10 BINDING ON SUCCESSORS. The provisions of this Paragraph 24 expressly apply to all heirs, successors, sublessees, assignees and transfers of Tenant.

SUCCESSORS

    25. Subject to the provisions of Paragraph 24 above and Paragraph 30.2(a) below, the covenants, conditions, and agreements contained in this Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns.

LANDLORD DEFAULT; MORTGAGE PROTECTION

    26. Landlord shall not be in default under this Lease unless Tenant shall have given Landlord written notice of the breach and, within thirty (30) days after notice, Landlord has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion. Any money judgment obtained by Tenant based upon Landlord's breach of this Lease shall be satisfied only out of the proceeds of the sale or disposition of Landlord's interest in the Premises (whether by Landlord or by execution of judgment). In the event of any default on the part of Landlord under this Lease, Tenant shall give notice by registered or certified mail to any beneficiary of a deed of trust or any mortgage of a mortgage affecting the Premises and/or real property comprising the Common Area whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgage a reasonable opportunity too cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure. Landlord shall take no act that would reduce Landlord's equity in the Building to less than One Million Dollars ($1,000,000), determined by the capitalized income appraisal method.

27. EXHIBITS

All exhibits attached to this Lease shall be deemed to be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full in the body of the Lease.

28. SURRENDER OF LEASE NOT MERGER

The voluntary merger surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenants.

29. WAIVER

The waiver by Landlord of any breach of any term, covenant or condition herein contained (or the acceptance by Landlord of any performance by Tenant after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein contained, unless otherwise expressly agreed to by Landlord in writing. The acceptance by Landlord of any sum less than that which is required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Landlord, in Landlord's absolute discretion, if Tenant does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in any letter of transmittal. The acceptance by Landlord of any sum tendered by a purported assignee or transferee of Tenant shall not be deemed a consent by Landlord to any assignment or transfer of Tenant's interest herein. No custom or practice which may arise between the parties hereto in the administration of the terms of this Lease shall be construed as a waiver or diminution of Landlord's right to demand performance by Tenant in strict accordance with the terms of this Lease.

30. GENERAL

30.1 CAPTIONS AND HEADINGS. The captions and paragraph headings used in this Lease are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this Lease and shall not be deemed relevant in resolving any question of interpretation or construction of any paragraph of this Lease.

30.2 DEFINITIONS.

  (a) LANDLORD. The term Landlord as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the Premises. In the event of any transfer(s) of such interest, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of such transfer, it being intended that the covenants and obligations contained in this Lease on the part of Landlord shall be binding on Landlord and its successors and assigns only during and in respect of their respective periods of ownership of the fee; provided that any funds in the possession of Landlord or the then grantor and as to which Tenant has an interest, less any deductions permitted by law or this Lease, shall be turned over to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the provisions of this Paragraph 30.2(a), be binding upon each Landlord and such Landlord's heirs, personal representatives, successors and assigns only during its respective period of ownership. Except as provided in this Paragraph 30.2(a), this Lease shall not be affected by any transfer of Landlord's interest in the Premises, and Tenant shall attorn to any transferee of Landlord provided that all of Landlord's obligations hereunder are assumed in writing by such transferee.

  (b) AGENTS. For purposes of this Lease and without otherwise affecting the definition of the word "agent" or the meaning of an "agency", the term "agents" shall be deemed to include the agents, employees, officers, directors, servants, invitees, contractors, successors, representatives, subcontractors, guests, customers, suppliers, partners, affiliated companies, and any other person or entity related in any way to the respective party, Tenant or Landlord.

  (c) INTERPRETATION OF TERMS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter.

30.3 COPIES. Any executed copy of this Lease shall be deemed an original for all purposes.

30.4 TIME OF ESSENCE. Time is of the essence as to each and every provision in this Lease requiring performance within a specified time.

30.5 SEVERABILITY. In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. However, if Tenant's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease at the option of Landlord shall terminate.

30.6 GOVERNING LAW. This lease shall be construed and enforced in accordance with the laws of the State of California.

30.7 JOINT AND SEVERAL LIABILITY. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder. If Tenant is a husband and wife, the obligations hereunder shall extend to their sole and separate property as well as community property.

30.8 CONSTRUCTION OF LEASE PROVISIONS. Although printed provisions of this Lease were prepared by Landlord, this Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language to reach a fair and equitable result.

30.9 CONDITIONS. All agreements by Tenant contained in this Lease, whether expressed as covenants or conditions, shall be construed to be both covenants and conditions, conferring upon Landlord, in the event of a breach thereof, the right to terminate this Lease.

30.10 TENANT'S FINANCIAL STATEMENTS. Tenant hereby warrants that all financial statements delivered by Tenant to Landlord are true, correct, and complete, and prepared in accordance with generally accepted accounting principles. Tenant acknowledges and agrees that Landlord is relying on such financial statements in accepting this Lease, and that a breach of Tenant's warranty as to such financial statements shall constitute a Default by Tenant.

30.11 WITHHOLDING OF LANDLORD'S CONSENT. Notwithstanding any other provision of this Lease, where Tenant is required to obtain the consent (whether written or oral) of Landlord to do any act, or to refrain from the performance of any act. Tenant agrees that if Tenant is in default with respect to any substantial term, condition, covenant or provision of this Lease, then Landlord shall be deemed to have acted reasonably in withholding its consent if said consent is in fact, withheld.

31. SIGNS

Tenant shall not place or permit to be placed any sign or decoration on the Common Area or the exterior of the Premises or that would be visible from the exterior of the Premises, without the prior written consent of Landlord, which consent will not be unreasonably withheld. In no event shall any such sign revolve, rotate, move or create the illusion of revolving, rotating or moving or be internally illuminated and, except for a spotlight which Tenant may install on the existing monument sign, there shall be no exterior spotlighting or other illumination on any such sign. Tenant, upon written notice by Landlord, shall immediately remove any of Tenant's signs or decorations that are visible from the exterior of the Premises which were installed without Landlord's prior written consent, which shall not be unreasonably withheld or that Tenant has placed or permitted to be placed on the Common Area or the exterior of the Premises without the prior written consent of Landlord. If Tenant fails to so remove such sign or decoration within five (5) working days after Landlord's written notice, Landlord may enter the Premises and remove such sign or decoration and Tenant shall pay Landlord, as Additional Rent upon demand, the cost of such removal. All signs placed on the Premises or Common Area by Tenant shall comply with all recorded documents affecting the Premises, including but not limited to any Declaration of Conditions, Covenants and Restrictions; the sign criteria, which will be attached hereto as Exhibit "E" if applicable (as the same may be amended from time to time); and applicable statutes, ordinances, rules and regulations of governmental agencies having jurisdiction thereof. At Landlord's option, Tenant shall at Lease Termination remove any sign which is has placed on the Premises or the Common Area, and shall, at its sole cost, repair any damage caused by the installation or removal of such sign.

32. LANDLORD AS PARTY DEFENDANT

If, by reason of any act or omission by Tenant or Tenant's agents, Landlord is made a party defendant concerning this Lease (other than as a defendant in an action brought against Landlord by Tenant or Tenant's agent), the Premises, or the Common Area, Tenant shall indemnify Landlord against all liability incurred (or threatened against) Landlord as a party defendant including all damages, costs and attorneys' fees.

33. LANDLORD NOT A TRUSTEE

Landlord shall not be deemed to be a trustee of any funds paid to Landlord by Tenant (or held by Landlord for Tenant) pursuant to this Lease, including without limitation the Security Deposit. Landlord shall not be required to keep any such funds separate from Landlord's general funds. Any funds held by Landlord pursuant to this Lease shall not bear interest.

34. INTEREST

Any payment due from Tenant to Landlord, except for Rent received by Landlord within thirty (30) days after the same is due, shall bear interest from the date due until paid, at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in the collection of such amounts.

35. SURRENDER OF PREMISES

On the last day of the Lease Term or upon the sooner termination of this Lease, Tenant shall, to the reasonable satisfaction of Landlord, surrender the Premises to Landlord in good condition (reasonable wear and tear excepted) with all originally painted interior walls washed, or re-painted if marked or damaged and other interior walls cleaned and repaired or replaced, all carpets cleaned and in good condition, the air conditioning, ventilating and heating equipment inspected, serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain heating and air conditioning systems pursuant to Paragraph 10.1 above), and all floors cleaned and waxed. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Furthermore, Tenant shall immediately repair all damage to the Premises and Common Area caused by any such removal. If the Premises are not so surrendered at Lease Termination, Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

36. NO PARTNERSHIP OR JOINT VENTURE

Nothing in this Lease shall be construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

37. ENTIRE AGREEMENT

Any agreements, warranties, or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Landlord and its agents and Tenant and its agents with respect to the Premises, Common Area or this Lease. This Lease constitutes the entire agreement between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until and unless set forth in a written instrument signed by both Landlord and Tenant.

38. SUBMISSION OF LEASE

Submission of this instrument for Tenant's examination or execution does not constitute a reservation of space nor an option to lease. This instrument shall not be effective until executed by both Landlord and Tenant. Execution of this Lease by Tenant shall constitute an offer by Tenant to lease the Premises, which offer shall be deemed accepted by Landlord when this Lease is executed by Landlord and delivered to Tenant.

39. QUIET ENJOYMENT

Landlord covenants and agrees with Tenant that upon Tenant paying Rentals and performing its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to the terms of this Lease and of any mortgages or deeds of trust affecting the Premises and/or the real property comprising the Common Area, and the rights reserved by Landlord hereunder. Any purchaser upon any foreclosure or exercise of the power of sale under any mortgage or deed of trust made by Landlord and covering the Premises to whom Tenant xxxxxx pursuant to Paragraph 20.4 above shall be bound by the terms if this Paragraph 39.

40. AUTHORITY

The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of the Landlord and Tenant, respectively. If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation (or on behalf of said partnership in accordance with the partnership agreement of such partnership), and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, upon execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease or a certificate of the Secretary or Assistant Secretary of Tenant stating that a resolution is not necessary. In the event Tenant should fail to deliver such resolution to Landlord upon execution of this Lease, Landlord shall not be deemed to have waived its right to require delivery of such resolution, and at any time during the Lease Term Landlord may request Tenant to deliver the same, and Tenant agrees it shall thereafter promptly deliver such resolution to Landlord. If Tenant is a corporation, Tenant warrants that: (a) Tenant is a valid and existing corporation; (b) Tenant is qualified to do business in California; (c) All fees and all franchise and corporate taxes are paid to date, and will be paid when due; (d) All required forms and reports will be filed when due; and
(e) The signers of this Lease are properly authorized to execute this Lease.

41. BUILDING PLANS

Tenant acknowledges that any plan of the Premises and Common Area which may have been displayed or furnished to Tenant or which may be a part of Exhibit "A" is tentative; Landlord may change the exterior of the Premises and the shape, size, location, number, and extent of the Common Area improvements shown on any such plan and eliminate or add any improvements to the Common Area in Landlord's reasonable sole discretion; provided, however, that the Premises shall be substantially as shown on such plan.

42. ADDENDUM

Paragraphs 43 through 50 are added hereto and made a part of this Lease.

IN WITNESS WHEREOF, the parties have executed this Lease effective as of the date set forth below.

LANDLORD:                                   TENANT:

CAMSI II, a California general              TELECOMMUNICATIONS TECHNOLOGY, INC.,
partnership                                 a Delaware corporation
- ------------------------------              ------------------------------------

By: WESTALL CORPORATION, a California       By: /s/ Norman B. Petermeier
    ----------------------------------          --------------------------------
    corporation, its General Partner        Title  President
    ----------------------------------            ------------------------------
By: /s/ Kimball W. Small, President         By:
    ----------------------------------          --------------------------------
    KIMBALL W. SMALL, President             Title:
    ----------------------------------             -----------------------------
By: KIMBALL SMALL INVESTMENTS 102,          Date:  12/20/85
    a California limited partnership,             ------------------------------
    its General Partner
    By: WESTALL CORPORATION, a
        California corporation,
        its General Partner

        By /s/ Kimball W. Small
           ---------------------------
           KIMBALL W. SMALL, President

ADDENDUM TO THAT CERTAIN NET LEASE AGREEMENT DATED DECEMBER 20, 1985, BY AND BETWEEN TELECOMMUNICATION TECHNOLOGY, INC., A DELAWARE CORPORATION ("TENANT") AND CAMSI II, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD")
- ------------------------------------------------------------------------------

  43. Option to Extend Lease Term. In consideration for Tenant not having been in default under this Lease more than three (3) times in any one (1) calendar year during the Lease Term, Landlord hereby grants to Tenant the option to extend the Lease Term for one (1) additional period of five (5) years ("Extended Term"), on the following terms and conditions:

       (a) Tenant shall give Landlord written notice of its exercise of the option to extend the Lease Term no earlier than twelve (12) months nor later than six (6) months before the date the Lease Term would end but for said exercise. Time is of the essence.

       (b) Tenant may not extend the Lease Term pursuant to this Paragraph 43 if Tenant has been in default in the performance of any of the terms and conditions of this Lease more than three (3) times in any one (1) calendar year prior to the date of Tenant's notice of exercise of this option, or if Tenant shall have assigned or otherwise transferred its interest in this Lease and/or the Premises, whether or not Landlord's consent to such assignment or transfer has been given. If Tenant is in default under this Lease on the date that the Extended Term is to commence, then Landlord may elect to terminate this Lease notwithstanding any notice given by Tenant of an exercise of its option to extend.

       (c) All terms and conditions of this Lease shall apply during the Extended Term, except that the Rent for the Extended Term shall be determined in accordance with Paragraph 44 below.

       (d) Once Tenant delivers notice of its exercise of the option to extend the Lease Term, Tenant may not withdraw such exercise and, subject to the provisions of this paragraph, such notice shall operate to extend the Lease Term. Upon the extension of the Lease Term pursuant to this paragraph, the term "Lease Term" as used in this Lease shall thereafter include the Extended Term and the Lease Termination date shall be the expiration date of the Extended Term.

  44. Rent During Extended Term. If Tenant elects to extend the Lease Term pursuant to Paragraph 43 above, the Rent for the Extended Term shall be an amount equal to ninety percent (90%) of the fair market rental value of the Premises in relation to market conditions at the time of the extension (including, but not limited to, rental rates for comparable space with comparable tenant improvements (e.g., a 77,200 square foot comparable building with tenant improvements of Twenty Dollars ($20) per square foot [adjusted for cost of living increases during the Lease Term], and in a comparable location) and taking into consideration any adjustments to rent based upon direct costs (operating expenses) and taxes, load factors, financing charges, and/or cost of living or other rental adjustments; the relative strength of the tenants; the size of the space; and any other factors which affect market rental values at the time of extension); provided, that the Rent for the Extended Term shall in no event be lower than the Rent for the last Lease Year of the original Lease Term. The Rent for the Extended Term shall be determined as follows:

          (a) Mutual Agreement. After timely receipt by Landlord of Tenant's notice of exercise of the option to extend the Lease Term, Landlord and Tenant shall have a period of fifteen (15) days in which to agree on the Rent for Extended Term. If Landlord and Tenant agree on the Rent during that period, they shall immediately execute an amendment to this Lease stating the Rent for the Extended Term. If Landlord and Tenant are unable to so agree, the provisions of Paragraph 44(b) shall apply.

          (b) Appraisal. Within five (5) days after the expiration of the fifteen (15) day period described in Paragraph 44(a) above, each party, at its cost and by giving notice to the other party, shall appoint an M.A.I. real estate appraiser, with at least five (5) years full-time commercial appraisal experience in the area in which the Premises are located, to appraise and set the fair market rental value of the Premises. If a party does not appoint an appraiser within five (5) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market rental value. The cost of such sole appraiser shall be borne equally by the parties. If two appraisers are appointed by the parties as provided in this paragraph, the two appraisers shall meet promptly and attempt to set the fair market rental value. If they are unable to agree within twenty (20) days after the last appraiser has been appointed, then the two appraisers shall select a third appraiser meeting the qualifications stated in this Paragraph 44(b) within ten (10) days after the last day the two appraisers are given to set the fair market rental value. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten
(10) days notice to the other party, may apply to the presiding judge of the Superior Court of Santa Clara County for the selection of a third appraiser who meets the qualifications stated above. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third appraiser, the majority of the appraisers shall set the fair market rental value. If the majority of the appraisers are unable to set the fair market rental value within said twenty (20) day period, the three appraisals shall be added together and the total divided by three; the resulting quotient shall be the fair market rental value of the Premises. Ninety percent (90%) of such amount shall be the Rent for the Extended Term. Provided, however, that if any appraisal differs from the median appraisal by an amount equal to more than ten percent (10%) of such median appraisal, that appraisal shall be disregarded, and the average of the remaining appraisals (or the remaining appraisal) shall be the fair market rental value. In establishing the fair market rental value, the appraiser or appraisers shall consider the reasonable market rental value for the highest and best use for the Premises (including, but not limited to, rental rates for comparable space with comparable tenant improvements and any adjustments to rent based upon direct costs (operating expenses) and taxes, load factors, financing charges, and/or cost of living or other rental adjustments; the relative strength of the tenants; and the size of the space); without regard to the existence of this Lease but taking into consideration the absolute nature of this Lease.

  45. Moving Costs. On the Commencement Date, Landlord shall reimburse Tenant for its actual out-of-pocket moving expenses incurred in relocating to the Premises, not to exceed the sum of Sixty Thousand Dollars ($60,000).

  46. Existing Leases. In consideration of Tenant entering into this Lease, Landlord shall assume all future obligations of Tenant under those certain leases more particularly described below from the later of (i) the Commencement Date or (ii) the date on which Tenant vacates the below-described premises in the condition required at lease termination pursuant to the terms of each such lease:

                            Size      Monthly       Lease
Address of Premises       (Sq. Ft.)    Rent       Expiration        Landlord
- -------------------       ---------   -------     ----------        --------
525 Del Rey Avenue         3,065     $1,992.25      8/31/88         Harris
Sunnyvale                                                           Properties

535 Del Rey Avenue        20,000      6,616.00      11/14/87        Perry/
Sunnyvale                                                           Arrillaga

555 Del Rey Avenue        23,600      7,600.00      11/14/87        Perry
Sunnyvale                                                           Industrial
                                                                    Park

650 Vaqueros Avenue        6,120      2,950.00      11/30/87        Pacific
Sunnyvale                                                           Property
                                                                    Management

Tenant shall indemnify and hold Landlord harmless for all obligations under said leases, including but not limited to obligations to restore and repair any damage to said Premises, incurred or relating to time periods up to and including the date of Tenant's vacation of said Premises.

On or before the date on which Tenant vacates each of the above-described premises, but no sooner than thirty (30) days before the date on which Tenant vacates the respective premises, and as a condition precedent to Landlord's obligation under this Paragraph 46 to assume the obligations of Tenant therefor, Tenant shall deliver to Landlord an estoppel certificate from the landlord under the respective lease in the form attached as Exhibit "F" hereto.

  47. Right of First Refusal. If at any time during the Lease Term, Landlord desires to sell the Premises, Landlord shall first offer to sell the Premises to Tenant by delivering to Tenant a written notice of the proposed price. Landlord shall not offer the Premises for sale to a third party until Tenant has had a period of forty-five (45) days to respond to Landlord's offer and to negotiate with Landlord the complete terms of an agreement for the purchase and sale of the Premises. In the event Landlord and Tenant have not executed an agreement for the purchase and sale of the Premises within said forty-five (45) day period, Landlord may thereafter offer the Premises for sale to third parties, and Tenant shall have no further right to acquire the Premises pursuant to this Paragraph 47.

  48. Right of First Negotiation -- Expansion Building. Landlord hereby grants to Tenant the right of first negotiation with respect to a building to be constructed by Landlord (the "Expansion Building") on that certain real property immediately adjacent to the Land on the north, commonly referred to as Parcel No. 18 (the "Expansion Land"), on the terms and conditions set forth herein. The Expansion Building shall consist of approximately thirty-three thousand five hundred eighteen (33,518) square feet, the design of which shall be determined by Landlord in Landlord's sole discretion. In no event shall construction of the Expansion Building commence earlier than January 1, 1988. No late than sixty
(60) days prior to the date on which Landlord proposes to commence construction of the Expansion Building, Landlord shall offer to lease the Expansion
Building to Tenant. In the event that Landlord and Tenant have not executed a lease agreement for the Expansion Building within one hundred twenty (120) days after the date of delivery of Landlord's notice to Tenant, Landlord may thereafter offer the Expansion Building for lease to third parties, and Tenant shall have no further right to lease the Expansion Building pursuant to this Paragraph 48. Landlord hereby agrees that, except for that parcel of property commonly known as Parcel No. 21, the Expansion Land will be the last parcel of land developed by Landlord within the North Valley Business Park.

  49. Condition of Title. Landlord represents and warrants that there are no liens or encumbrances affecting the real property described in Exhibit "B" other than as shown in the preliminary title report prepared by Santa Clara Land Title Company dated August 6, 1985, No. SP 2220-A, a copy of which has been provided to Tenant, and that Landlord intends to create no additional liens prior to the Commencement Date other than the lien of a permanent loan.

  50. Environmental Compliance. Landlord warrants and represents to Tenant that, to the best knowledge of Landlord and without making tests or specific inquiry, before the commencement of the term of this Lease, there have not been any (a) toxic, hazardous or regulated substances, (b) toxic, hazardous or special wastes, or (c) underground tanks, vessels, piping or containers, as all such terms are defined under applicable federal, state and local laws, on or below the surface of the real property. Landlord will defend, indemnify and hold harmless Tenant against any and all costs of compliance with local, state and federal environmental laws, statutes, ordinances and regulations that Tenant incurs as a result of any (a) toxic, hazardous or regulated substances, (b) toxic, hazardous or special wastes, or (c) underground tanks, vessels, piping or containers, as all such terms are defined under applicable federal, state and local laws, that were on or below the surface of the real property as of or before the commencement of the term of this Lease. This indemnity shall not extend to, nor shall Landlord have any liability for, any consequential damages which may be suffered by Tenant in connection with any of the above-described conditions.

                                                                       EXHIBIT A

                          (PROPERTY DESCRIPTION AND
                        LOCATION DIAGRAMS APPEAR HERE)

                                                                       EXHIBIT B

LEGAL DESCRIPTION:

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

PARCEL 1, as shown upon that certain Map entitled, "PARCEL MAP, ALL OF PARCELS 19 AND 21 OF THE PARCEL MAP RECORDED IN BOOK 461 OF MAPS, PAGES 36 AND 37, SANTA CLARA COUNTY RECORDS AND A PORTION OF THE MILPITAS RANCHO, CITY OF MILPITAS, CALIFORNIA", which Map was filed for record July 3, 1984 in Book 531 of Maps at Page 17, Santa Clara County Records.

                                  EXHIBIT "C"

                             IMPROVEMENT AGREEMENT

  This Improvement Agreement ("Agreement") is made part of that Lease dated December 20, 1985 by and between CAMSI II, a California general partnership ("Landlord"), and TELECOMMUNICATIONS TECHNOLOGY, INC., a Delaware corporation ("Tenant"). Landlord and Tenant agree that the following terms are hereby added to the Lease:

  1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the same meaning and definition as set forth for such terms in the Lease. The terms listed below, when used in this Agreement, shall mean the following:

  (a) Approved Interior Plans. The term "Approved Interior Plans" shall have the meaning set forth in Paragraph 2(a) of this Agreement.

  (b) Improvements. The term "Improvements" shall mean all improvements to be constructed by Landlord within the Premises pursuant to the Approved Interior Plans.

  (c) Improvement Allowance. The term "Improvement Allowance" shall mean the maximum amount Landlord is required to spend toward the payment of Improvement Costs for the Improvements, which amount is One Million Five Hundred Forty-Five Thousand Dollars ($1,544,000) (the product obtained by multiplying (i) Twenty Dollars ($20) per square foot by (ii) 77,200 square feet (the "Gross Area" of the Premises)). The foregoing amount is subject to increase pursuant to Paragraph 2(e) below. The Improvement Allowance shall apply solely to general purpose improvements, and not to special purpose improvements which are unique to Tenant's intended use of the Premises, as determined by Landlord in its reasonable judgment.

  (d) Improvement Costs. The term "Improvement Costs" shall mean and include all of the following:

    (i) All "hard" construction costs for the construction of the Improvements according to the Approved Interior Plans and all approved changes thereto, including, but not limited to:

      (A) All labor and supervision costs;

      (B) Costs of all materials and supplies;

      (C) Contract price for all construction work undertaken by general contractors and sub-contractors;

      (D) Fees, taxes or other charges levied by governmental or quasi-governmental agencies (including public utilities) in connection with the issuance of all authorizations, approvals, licenses, and permits necessary to undertake construction of the Improvements;

      (E) The cost of all equipment and fixtures provided for in the Approved Interior Plans, including the cost of installation;

      (F) The cost of all concrete, welding, survey and other testing expenses;

      (G) The cost of premiums for surety bonds, if any, including but not limited to payment and performance bonds and mechanics' lien bonds;

      (H) The cost of installing a meter or meters in the Premises to measure the utility services supplied to and consumed in the Premises; and

      (I) The cost of installing standard utility services (i.e., standard HVAC controls and distribution facilities; standard electrical panels, distribution facilities, wiring, fixtures, switches and receptacles) and special utility services (i.e., services other than those specified above).

    (ii) All "soft" construction costs directly or indirectly related to the construction of the Improvements including, but not limited to, the following:

      (A) Engineering, space planning and architectural fees for preparation of all plans, specifications and working drawings and processing of applications for all governmental authorizations, approvals, licenses and permits;

      (B) Fees of engineers, space planners, architects, attorneys and others providing professional or extra services in connection with the construction of the Improvements or the supervision of the construction; and

      (C) Inspection fees, recording costs and filing fees.

  (e) Prime Contractor and Architect. The terms "Architect" and "Prime Contractor" shall have the respective meanings set forth in Paragraph 2(b)(i) of this Agreement.

  2. Construction of Improvements. Landlord agrees to construct the Improvements in the Premises in conformance with the Approved Interior Plans approved by both Landlord and Tenant and developed pursuant to this Paragraph 2.

  (a) Approval of Plans. On or before December 1, 1986, Tenant shall have delivered to Landlord information sufficient for Landlord to develop preliminary plans and specifications for the Improvements, including information sufficient for Landlord's contractor to determine Tenant's air conditioning requirements. Landlord shall deliver such preliminary plans to Tenant for its approval, which shall not be unreasonably withheld, within fifteen (15) days after execution of this Lease by Tenant. If Tenant disapproves such plans, then the parties shall confer and negotiate in good faith to reach agreement on preliminary plans and specifications for the Improvements. Such preliminary plans and specifications shall be approved by both parties no later than January 22, 1986. As soon as the preliminary plans and specifications are approved by both Landlord and Tenant, Landlord shall cause to be prepared final plans and specifications for the Improvements that are consistent with and are logical evolutions of the preliminary plans and specifications approved by the parties. As soon as such final plans and specifications are completed, Landlord shall deliver the same to Tenant for its approval. Such final plans and specifications shall be approved by both parties no later than February 4, 1986. As soon as approved by Landlord and Tenant, Landlord shall submit such final plans and specifications and working drawings to all appropriate governmental agencies for approval. Immediately after all such governmental approvals have been obtained, three (3) copies of such final plans and specifications shall be initialled and dated by Landlord and Tenant. The final plans and specifications so approved, and all change orders specifically permitted by this Agreement, are referred to herein as the "Approved Interior Plans" and shall become part of this Lease as though set forth in full. Landlord shall deliver to Tenant a copy of the Approved Interior Plans within five (5) days of receipt of all necessary governmental approvals.

  (b) Architectural and Construction Contracts. Landlord shall contract for the design and construction of the Improvements in the following manner:

    (i) It is presently contemplated that the Improvements will be designed and constructed by Devcon Construction, Inc., architects and general contractors, of Milpitas, California, however, Landlord shall have no obligation to hire Devcon Construction, Inc., or any other specific architect or general contractor, for the purpose of designing and constructing the Improvements, and Landlord may select for such purposes any licensed architect and general contractor it may deem qualified to perform such work. The architect and general contractor so selected by Landlord are referred to herein as the "Architect" and "Prime Contractor", respectively.

    (ii) Prior to commencement of construction of the Improvements, Landlord shall cause the Prime Contractor to prepare and submit to Landlord and Tenant an itemized breakdown of the "hard" costs (defined in Paragraph 1(d)(i)) for the Improvements.

    (iii) If the overall cost of the Improvements (i.e., "hard" costs including Prime Contractor's fees, plus estimated "soft" costs, including architect's fees) exceeds the Improvement Allowance, then, at Tenant's option, the parties shall confer in good faith to modify the Approved Interior Plans to reduce the estimated overall cost of the Improvements.

  (c) Changes to Approved Interior Plans. Once the Approved Interior Plans have been finally approved by Landlord and Tenant and the general construction contract signed with the Prime Contractor, neither Landlord nor Tenant shall have the right to order extra work or change orders with respect to the construction of the Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify the amount of delay or the time saved resulting therefrom, shall specify any added or reduced cost resulting therefrom, and shall become effective and a part of the Approved Interior Plans once approved in writing by both parties.

  (d) Commencement and Completion of the Improvements. As soon as (i) the Approved Interior Plans have been Developed as provided above, (ii) all necessary governmental approvals have been obtained, and (iii) Landlord has entered into a general construction contract with Prime Contractor for construction of the Improvements, Landlord shall cause construction of the Improvements to be commenced and diligently prosecuted to completion so that the Improvements may be substantially completed on or before May 1, 1986, but without representation or warranty as to when the Improvement will be completed.

  (e) Payment of Improvement Cost: Adjustment of Rent. The Rent specified in Paragraph 1.8 of the Lease was computed based on the total Improvement Costs not exceeding Twenty Dollars ($20) per square foot of Gross Area. Landlord shall pay all Improvement Costs up to an amount equal to the Improvement Allowance.

  In the event that the total Improvement Cost exceeds Twenty Dollars ($20) per square foot of Gross Area but does not exceed Twenty-Five Dollars ($25) per square foot of Gross Area (for a total cost of One Million Nine Hundred Thirty Thousand Dollars [$1,930,000]), fifty percent (50%) of the amount of said excess cost shall be repaid by Tenant to Landlord in the form of an increase in Rent, the "per square foot" amount of which shall be equal to the quotient obtained by dividing one-half (1/2) of the difference between (i) the actual Improvement Costs (but in no event more than the maximum Improvement Allowance of Twenty-Five Dollars ($25) per square foot of Gross Area or a total cost of One Million Nine Hundred Thirty Thousand Dollars [$1,930,000]) and (ii) Twenty Dollars ($20) per square foot ($1,544,000), by seventy-seven thousand two hundred (77,200) and amortizing said quotient over the remaining balance of the nine (9) year rental payment term at the rate of one and one-half percent (1-1/2%) per month.

  In the event the Improvement Costs exceed the Improvement Allowance by more than Five Dollars ($5) per square foot (i.e., exceed a total of One Million Nine Hundred Thirty Thousand Dollars [$1,930,000]), Tenant shall repay to Landlord the entire amount of the excess over Twenty-Five Dollars ($25) per square foot of Gross Area in the form of an increase in Rent, the "per square foot" amount of which shall be a sum equal to the quotient obtained by dividing the excess of the actual Improvement Costs over One Million Nine Hundred Thirty Thousand Dollars ($1,930,000) by seventy-seven thousand two hundred (77,200) and amortizing said quotient over the remaining balance of the nine (9) year rental payment term at the rate of one and one-half percent (1-1/2%) per month.

  3. Headings. The Paragraph headings used in this Agreement are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this Agreement, and shall not be deemed relevant in resolving any questions of interpretation or construction of any Paragraph of this Agreement.

                            LANDLORD:

Dated:  Dec. 23, 1985       CAMSI II, a California general
       ---------------      partnership

                            By: WESTALL CORPORATION, a California
                                corporation, its General Partner

                                By  /s/ Kimball W. Small
                                    ----------------------
                                    KIMBALL W. SMALL,
                                    President

                            By: KIMBALL SMALL INVESTMENTS 102,
                                a California limited partnership,
                                its General Partner

                                By: WESTALL CORRPORATION, a Cali-
                                    fornia corporation, its
                                    General Partner

                                    By  /s/ Kimball W. Small
                                        ----------------------
                                        KIMBALL W. SMALL,
                                        President


                            TENANT:


Dated:  12-20-85            TELECOMMUNICATIONS TECHNOLOGY,
       ---------------        INC., a Delaware corporation


                            By   /s/ Norman B. Petermeier
                                 -------------------------

                            Its  President
                                 -------------------------

                            By
                                 -------------------------

                            Its
                                 -------------------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------

  This is an amendment ("Amendment") to that certain Net Lease Agreement dated December 20, 1985 ("Lease"), by and between TELECOMMUNICATIONS TECHNOLOGY, INC., a Delaware corporation ("Tenant"), and CAMSI II, a California general partnership ("Landlord").

                                   RECITALS
                                   --------

  A. Landlord and Tenant are parties to the Lease for the demise of that certain building located in the City of Milpitas, County of Santa Clara, State of California, shown cross-hatched on the site plan attached hereto as Exhibit "A" and commonly referred to as 185 South Milpitas Boulevard.

  B. Landlord and Tenant desire to modify and amend the Lease as more particularly described below.

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Paragraphs 46 and 48 of the Lease are hereby deleted in their entirety.

  2. Except as otherwise provided herein, the terms and conditions of the Lease shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties have executed this Amendment on the 24th day of October, 1986.


                            LANDLORD:

                            CAMSI II, a California
                            general partnership

                            By: WESTALL CORPORATION, a
                                California corporation,
                                its General Partner


                                By  /s/ Kimball W. Small
                                    ----------------------
                                    Kimball W. Small,
                                    President

                            By: KIMBALL SMALL INVESTMENTS 102,
                                a California limited
                                partnership, its General Partner

                            By: WESTALL CORPORATION, a
                                California corporation,
                                its General Partner


                                By  /s/ Kimball W. Small
                                    ----------------------
                                    Kimball W. Small,
                                    President


                            TENANT:

                            TELECOMMUNICATIONS TECHNOLOGY, INC.,
                            a Delaware corporation


                            By  /s/ Norman B. Petermeier
                                --------------------------

                            Its President
                                --------------------------

                            By
                              ----------------------------

                            Its
                               ---------------------------


Acknowledged and agreed to
by Lease Guarantor:

GENERAL SIGNAL CORPORATION,
a New York corporation


By   /s/ Edward C. Prellwitz
   ---------------------------
     Edward C. Prellwitz


Its  Vice President - Planning
     -------------------------

                           SECOND AMENDMENT TO LEASE
                           -------------------------

  This is an amendment ("Amendment") to that certain Net Lease Agreement dated December 20, 1985 ("Lease"), by and between TELECOMMUNICATIONS TECHNOLOGY, INC., a Delaware corporation ("Tenant"), and the Fraser Family Trust, successor in interest to CAMSI II, a California general partnership ("Landlord").

                                   RECITALS
                                   --------

  A. Landlord and Tenant are parties to the Lease for the demise of that certain building located in the City of Milpitas, County of Santa Clara, State of California, shown cross-hatched on the site plan attached hereto as Exhibit "A" and commonly referred to as 185 South Milpitas Boulevard.

  B. Landlord and Tenant desire to modify and amend the Lease as more particularly described below.

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Paragraph 8.1 of the Lease is hereby deleted in its entirety.

  2. Paragraph 8.2 of the Lease shall be amended to include the following:

    (a) PROPERTY INSURANCE. "All risk" property insurance, including, without limitation, coverage for earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; full coverage plate glass insurance; and demolition, increased cost of construction and contingent liability from change in building laws on the Premises and Common Area, including any improvements or fixtures constructed or installed on the Premises and Common Area by Landlord. Such insurance shall be in the full amount of the replacement cost of the foregoing, with reasonable deductible amounts, which deductible shall be paid by Tenant. Such insurance shall also include rental income insurance, insuring that one hundred percent (100%) of the Rentals (as the same may be adjusted hereunder) will be paid to Landlord for a period of up to twelve (12) months if the Premises are destroyed or damaged, as may be required by any beneficiary of a deed of trust or any mortgagee of any mortgage affecting the Premises.

  3. Except as otherwise provided herein, the terms and conditions of the Lease shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties have executed this Amendment on the 30th day of September, 1988.


                            LANDLORD:

                            Fraser Family Trust


                            By: /s/ Peter M. Fraser
                                ----------------------------

                                ----------------------------


                            TENANT:

                            TELECOMMUNICATIONS TECHNOLOGY, INC.,
                            a Delaware corporation


                            By: /s/ Norman B. Petermeier
                                ----------------------------
                                President

                                                                       EXHIBIT A

                           (PROPERTY DESCRIPTION AND
                        LOCATION DIAGRAMS APPEAR HERE)

                                                         Exhibit "Y" to Sublease

                           (PROPERTY DESCRIPTION AND
                        LOCATION DIAGRAMS APPEAR HERE)

                                                         Exhibit "Z" to Sublease

LEGAL DESCRIPTION:

All that certain real property situate in the City of Milpitas, County of Santa Clara, State of California, described as follows:

PARCEL 1, as shown upon that certain Map entitled, "PARCEL MAP, ALL OF PARCELS 19 AND 21 OF THE PARCEL MAP RECORDED IN BOOK 461 OF MAPS, PAGES 36 AND 37, SANTA CLARA COUNTY RECORDS AND A PORTION OF THE MILPITAS RANCHO, CITY OF MILPITAS, CALIFORNIA", which Map was filed for record July 3, 1984 in Book 531 of Maps at Page 17, Santa Clara County Records.

                              CONSENT TO SUBLEASE

  The Bryan Family Partnership II, Ltd., the Landlord (as ultimate successor-in-interest to CAMSI II, a California general partnership) under that certain Net Lease Agreement with General Signal Corporation as Tenant (as successor-in-interest to Telecommunications Technology, Inc.), dated December 20, 1985, for the Premises described therein, hereby consents to the sublease of the Premises to Conner Peripherals, Inc. pursuant to that certain Sublease Agreement attached hereto as Exhibit "A"; provided, however, that such consent shall be without waiver of the restriction in the aforementioned Net Lease Agreement concerning any further subletting (except as provided in Paragraph 2(c) below).

  In addition, the Bryan Family Partnership II, Ltd. (hereinafter, the "Master Lessor") acknowledges that it is beneficial to have Conner Peripherals, Inc. sublet the Premises, and in consideration thereof hereby makes the following certifications and agreements:

  1. Master Lessor certifies that: (i) the copy of the Master Lease attached to the Sublease as Exhibit "X" constitutes the entire Master Lease and all amendments relating thereto; (ii) the Master Lease is in full force and effect; and (iii) there currently is no Default by Tenant (as that phrase is defined in the Master Lease), default by the Master Lessor, or, to the best of Master Lessor's knowledge, other event which (with the giving of notice or the passage of time or both) could constitute a Default by Tenant or default by the Master Lessor under the Master Lease.

  2. The Master Lessor agrees:

  (a) to give Conner Peripherals, Inc. (hereinafter, the "Sublessee"), at the same time and in the same manner as such notice is given to General Signal Corporation (hereinafter, the "Sublessor"), a copy of any written notice advising the Sublessor of a Default by Tenant under the Master Lease or of an event of which the Master Lessor has knowledge which (with the giving of further notice or the passage of time or both) would constitute a Default by Tenant under the Master Lease: and to accept tender of payment or performance by Sublessee to remedy any such Default by Tenant;

  (b) to adhere, under the circumstances and subject to the conditions specified therein, to the same restrictions on entry into the Premises imposed on the Sublessor under Paragraph 9(e)(10) of the Sublease; and

  (c) that its prior written consent will not be required in the case of a sublease of the Premises or assignment of this

Sublease by Sublessee to (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Sublessee, (ii) a successor corporation related to Sublessee by merger, consolidation, non-bankruptcy reorganization or government action, or (iii) a purchaser of substantially all of the assets of Sublessee's division occupying the Premises.

  (d) to release Sublessee, and its officers, agents, employees and servants from any and all claims or demands of damages, loss, expense or injury to the Premises or the Common Area, or to the furnishings, fixtures, equipment, inventory or other property of either Master Lessor or Sublessee in, about or upon the Premises or the Common Area, which is caused by or results from perils, events or happenings which are the subject to insurance carried by the Master Lessor, Sublessor or Sublessee pursuant to the Master Lease or the Sublease and in force at the time of any such loss, whether due to the negligence of the Sublessee or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.

  IN WITNESS WHEREOF, the Master Lessor has executed this Consent to Sublease as of the 23rd day of February, 1993.

THE BRYAN FAMILY PARTNERSHIP II, LTD.

        /s/ Robert A. Bryan
BY: ____________________________
        Robert A. Bryan, Trustee
        General Partner

                     (Kimball Small Properties Letterhead)

October 24, 1986

Mr. Norman B. Petermeier, President
TELECOMMUNICATIONS TECHNOLOGY, INC.
195 So. Milpitas Boulevard
Milpitas, CA 95035

Re: 185 So. Milpitas Boulevard, Milpitas, California

Dear Mr. Petermeier:

In consideration of Telecommunications Technology, Inc., a Delaware Corporation ("Tenant") entering into that certain First Amendment to Lease dated October 24, 1986, amending that certain Net Lease Agreement by and between Tenant and Camsi II, a California general partnership ("Landlord") dated December 20, 1985 (the "New Lease"), Landlord and Tenant agree to the following:

  Existing Leases. In consideration of Tenant entering into the Lease, Landlord shall assume all future obligations of Tenant under those certain leases more particularly described below from April 28, 1986:

                                  Size      Monthly     Lease
Address of Premises             (Sq. Ft.)    Rent     Expiration  Landlord
- -------------------             ---------  ---------  ----------  --------
525 Del Rey Ave.                  3,065    $1,992.25    8/31/86   Harris
Sunnyvale                                                         Properties

535 Del Rey Ave.                 20,000     6,616.00   11/14/87   Perry/
Sunnyvale                                                         Arrillaga

555 Del Rey Ave.                 23,600     7,600.00   11/14/87   Perry
Sunnyvale                                                         Industrial
                                                                  Park

650 Vaqueros Ave.                 6,120     2,950.00   11/30/87   Pacific
Sunnyvale                                                         Property
                                                                  Management


Norman B. Petermeier, President
October 24, 1986
Page 2

Tenant shall indemnify and hold Landlord harmless for all obligations under said leases, incurred or relating to time periods up to and including April 28, 1986. Attached is a statement agreed to by Tenant and Landlord regarding the condition of the premises as of April 28, 1986.

  Right of First Negotiation-Expansion Building. In consideration of Tenant entering into the Lease, Landlord hereby grants to Tenant the right of first negotiation with respect to a building to be constructed by Landlord (the "Expansion Building") on that certain real property immediately adjacent to the Land on the north, commonly referred to as Parcel No. 18 (the "Expansion Land"), on the terms and conditions set forth herein. The Expansion Building shall consist of approximately 33,518 square feet, the design of which shall be determined by Landlord in Landlord's sole discretion. In no event shall construction of the Expansion Building commence earlier than January 1, 1988. No later than sixty (60) days prior to the date on which Landlord proposes to commence construction of the Expansion Building, Landlord shall offer to lease the Expansion Building to Tenant. In the event that Landlord and Tenant have not executed a Lease agreement for the Expansion Building, then one hundred twenty (120) days after the date of delivery of Landlord's notice to Tenant, Landlord may thereafter offer the Expansion Building for lease to third parties, and Tenant shall have no further right to lease the Expansion Building pursuant to this letter agreement. Landlord hereby agrees that, except for that parcel of property commonly known as Parcel No. 21, the Expansion Land will be the last parcel of land developed by Landlord within the North Valley Business Park.

Very truly yours,

CAMSI II, a California
general partnership

By:  WESTALL CORPORATION,
     its General Partner

        /s/ Kimball W. Small
     By_____________________
         KIMBALL W. SMALL
         President

Norman B. Petermeier, President
October 24, 1986
Page 3

By: KIMBALL SMALL INVESTMENTS 102
    a California limited partnership
    its General Partner

    By: WESTALL CORPORATION
        a California corporation,
        its General Partner

            /s/ Kimball W. Small
        By_______________________
              KIMBALL W. SMALL,
              President


                     AGREED TO AND ACCEPTED BY:

                     TELECOMMUNICATIONS TECHNOLOGY, INC.,
                     a Delaware corporation

                         /s/ Norman B. Petermeier
                     By___________________________

                           President
                     Title________________________


                     By___________________________

                     Title________________________

                     Date: _______________________

                           SECOND AMENDMENT TO LEASE

  This is an amendment ("Amendment") to that certain Net Lease Agreement dated December 20, 1985 ("Lease"), by and between TELECOMMUNICATIONS TECHNOLOGY, INC., a Delaware corporation ("Tenant"), and the Fraser Family Trust, successor in interest to CAMSI II, a California general partnership ("Landlord").

                                   RECITALS

  A. Landlord and Tenant are parties to the Lease for the demise of that certain building located in the City of Milpitas, County of Santa Clara, State of California, shown cross-hatched on the site plan attached hereto as Exhibit "A" and commonly referred to as 185 South Milpitas Boulevard.

  B. Landlord and Tenant desire to modify and amend the Lease as more particularly described below.

  NOW, THEREFORE, the parties hereto agree as follows:

  1. Paragraph 8.1 of the Lease is hereby deleted in its entirety.

  2. Paragraph 8.2 of the Lease shall be amended to include the following:

  (a) PROPERTY INSURANCE. "All risk" property insurance, including, without limitation, coverage for earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; full coverage plate glass insurance; and demolition, increased cost of construction and continent liability from change in building laws on the Premises and Common Area, including any improvements or fixtures constructed or installed on the Premises and Common Area by Landlord. Such insurance shall be in the full amount of the replacement cost of the foregoing, with reasonable deductible amounts, which deductible shall be paid by Tenant. Such insurance shall also include rental income insurance, insuring that one hundred percent (100%) of the Rentals (as the same may be adjusted hereunder) will be paid to Landlord for a period of up to twelve (12) months if the Premises are destroyed or damaged, as may be required by any beneficiary of a deed of trust or any mortgagee of any mortgage affecting the Premises.

  3. Except as otherwise provided herein, the terms and conditions of the Lease shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties have executed this Amendment on the 30th day of September, 1988.

                        LANDLORD:

                        Fraser Family Trust

                             /s/ Peter M. Fraser
                        By: ______________________

                            ______________________

                        TENANT:

                        TELECOMMUNICATIONS TECHNOLOGY, INC.,
                        a Delaware corporation

                             /s/ Norman B. Petermeier
                        By: __________________________
                             President